Throughout this agreement, where information has been replaced by an asterisk (*), that information has been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended. The omitted information has been filed separately with the Securities and Exchange Commission.

                                                                   Exhibit 10.66
                                                                   -------------

                                TRADEMARK LICENSE

                                    AGREEMENT

                                      AMONG

                                  GUESS?, INC.,

                              GUESS? IP HOLDER L.P.

                                       AND

                             PARLUX FRAGRANCES, INC.

                                TABLE OF CONTENTS

1.    CERTAIN DEFINITIONS.....................................................7

2.    TERM OF AGREEMENT.......................................................9

   2.1     INITIAL TERM.......................................................9
   2.2     RENEWAL TERM.......................................................9

3.    GRANT OF LICENSE RIGHTS.................................................9

   3.1     RIGHTS GRANTED....................................................10
   3.2     RIGHTS NOT GRANTED................................................10
   3.3     RIGHT OF FIRST REFUSAL............................................10

4.    DESIGN STANDARDS.......................................................11

   4.1     SAMPLES/PRIOR APPROVAL............................................11

5.    QUALITY CONTROL AND APPROVALS..........................................11

   5.1     QUALITY CONTROL...................................................11
   5.2     SKU NUMBER/AFFIXATION OF TRADEMARKS/THIRD
            PARTY MATERIALS BEARING THE TRADEMARKS...........................11
   5.3     FINISHED PRODUCTS/PRIOR APPROVAL..................................12
   5.4     RIGHT TO INSPECT FACILITIES.......................................12
   5.5     CONSULTATION......................................................12
   5.6     TRAVEL BY LICENSEE................................................12
   5.7     TRAVEL BY GUESS...................................................12

6.    DISTRIBUTION...........................................................13

   6.1     MANNER AND SCOPE..................................................13
   6.2     CUSTOMER APPROVAL.................................................13
   6.3     TRADE DISCOUNT TO GUESS...........................................13
   6.4     TRADE DISCOUNT TO PERFUMANIA......................................13
   6.5     LICENSEE'S DUTIES.................................................14

7.    ADVERTISING............................................................16

   7.1     PRIOR APPROVAL....................................................16
   7.2     MINIMUM ADVERTISING EXPENDITURE/BUDGET............................16
   7.3     UNAUTHORIZED ADVERTISING..........................................8

8.    SHOWROOMS..............................................................16

   8.1     OPENING OF SHOWROOM...............................................18

9.       INSURANCE...........................................................19

   9.1     PROCUREMENT OF INSURANCE..........................................19
   9.2     EVIDENCE OF INSURANCE.............................................19

10.      OWNERSHIP AND PROTECTION OF TRADEMARKS AND IP RIGHTS................19

   10.1    OWNERSHIP.........................................................19
   10.2    REGISTRATION......................................................19

   10.3    ASSIGNMENT OF RIGHTS..............................................20
   10.4    PROHIBITED ACTS...................................................20
   10.5    MISUSE............................................................21
   10.6    REPORT TO GUESS...................................................22
   10.7    COMPLIANCE WITH RULES OF GUESS....................................22

11.      TRADE SECRETS AND CONFIDENTIALITY...................................22

12.      PAYMENTS AND REPORTS................................................23

   12.1    ADVANCE...........................................................23
   12.2    LETTER OF CREDIT..................................................23
   12.3    ROYALTY BASIS.....................................................23
   12.4    DEDUCTIONS/RETURNS/CLOSEOUTS......................................23
   12.5    TRADEMARK ROYALTY AND ROYALTY MINIMUM PAYMENTS....................25
   12.6    REMITTANCE OF PAYMENT/WITHHOLDING.................................25
   12.7    QUARTERLY REPORT..................................................25
   12.8    MONTHLY SALES REPORT..............................................26
   12.9    INVOICES..........................................................26
   12.10   RIGHT TO REVIEW; AFFILIATE TRANSACTIONS...........................26
   12.11   LATE PAYMENT......................................................26
   12.12   FOREIGN CURRENCY CONVERSION.......................................27
   12.13   PAYMENTS BY GUESS.................................................27

13.      ACCOUNTING AND SYSTEMS..............................................27

   13.1    DUTY TO KEEP ACCOUNTS.............................................27
   13.2    FINANCIAL STATEMENTS, INVENTORY RECONCILIATION AND
            BUSINESS PLAN....................................................27
   13.3    RIGHT OF INSPECTION BY GUESS......................................28
   13.4    FAILURE TO MAINTAIN RECORDS.......................................28
   13.5    SYSTEMS...........................................................29

14.      FORCE MAJEURE.......................................................29

15.      BREACH AND TERMINATION..............................................29

   15.1    OTHER RIGHTS UNAFFECTED BY TERMINATION............................29
   15.2    TERMINATION OPTION FOR BREACH/CURE POSSIBLE.......................29
   15.3    TERMINATION OPTION/NO CURE POSSIBLE/CHANGE OF OWNERSHIP...........30
   15.4    TERMINATION OPTION/NO CURE POSSIBLE/ADDITIONAL CAUSES.............30
   15.5    NO ASSIGNEE.......................................................33

16.      OBLIGATIONS AT TERMINATION OR EXPIRATION............................33

   16.1    SIGNS AND PROMOTIONAL MATERIALS...................................33
   16.2    DIRECTORIES AND LISTINGS..........................................34
   16.3    SUBCONTRACTORS....................................................34
   16.4    INVENTORY; RIGHT TO PURCHASE......................................34
   16.5    REMAINING PRODUCTS................................................34
   16.6    LICENSEE'S OBLIGATION REGARDING SALE OF PRODUCTS..................35

17.      EFFECT OF TERMINATION OR EXPIRATION.................................35

   17.1    TERMINATION OF RIGHTS.............................................35
   17.2    NO USE OF TRADEMARKS AND IP RIGHTS................................36
   17.3    NO LIABILITY......................................................36

18.      INDEMNIFICATION, REPRESENTATIONS AND WARRANTIES.....................37

   18.1    INDEMNIFICATION...................................................37
   18.2    DEFENSE COUNSEL...................................................37
   18.3    AUTHORITY.........................................................37
   18.4    COMPLIANCE WITH LAWS..............................................37
   18.5    LICENSEE REPRESENTATIONS AND WARRANTIES...........................38
   18.6    GUESS REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION.............38
   18.7    NO WARRANTY OR REPRESENTATION BY GUESS............................39

19.      APPROVAL PROCEDURES.................................................39

20.      ARBITRATION.........................................................40

   20.1    PARTIES' CONSENT TO ARBITRATION...................................40
   20.2    POWERS............................................................40
   20.3    PROVISIONAL REMEDIES..............................................40
   20.4    ENTITLEMENT TO COSTS..............................................41

21.      GOVERNING LAW.......................................................41

22.      RELATIONSHIP OF PARTIES.............................................41

23.      ASSIGNABILITY.......................................................41

24.      INTERPRETATION......................................................42

25.      WAIVER AND INTEGRATION..............................................42

26.      NOTICES AND COMMUNICATIONS..........................................42

27.      SEVERABILITY........................................................43

28.      SURVIVAL............................................................43

29.      EXHIBITS............................................................44

30.      ENTIRE AGREEMENT; LANGUAGE; COUNTERPARTS............................44

                                LIST OF EXHIBITS

Exhibit  Title
-------  -----

A        Trademarks

B        Licensed Product Approval Form

C        Licensed Property Use Approval Form

D-1      Customers

D-2      Customer Profile Form

E-1      Distributors

E-2      Distribution Approval Form

F        Advertising Approval Form

G        Advertising Budget Form

H        Royalty Minimum

I        Statement of Royalties

J        Minimum Net Sales

K        Monthly Sales Report

L        Systems Requirements List

                                TRADEMARK LICENSE
                                 AGREEMENT AMONG
                       GUESS?, INC., GUESS? IP HOLDER L.P.
                           AND PARLUX FRAGRANCES, INC.

        THIS TRADEMARK LICENSE AGREEMENT ("Agreement") is made and entered into as of November 1, 2003 by and among GUESS?, INC., a corporation and GUESS? IP Holder L.P., a partnership, each organized and existing under the laws of the State of Delaware, and each with its principal place of business at 1444 South Alameda Street, Los Angeles, California 90021 (collectively "GUESS") and PARLUX FRAGRANCES, INC., a corporation organized and existing under the laws of the State of Delaware, with its principal place of business at 3725 South West 30th Avenue, Fort Lauderdale, Florida 33312 ("LICENSEE").

                              AGREEMENT BACKGROUND

        A. GUESS?, Inc. is an internationally famous designer and manufacturer of high quality fashionable clothing and fashion accessories and other products.

        B. GUESS?, Inc. and GUESS? IP Holder L.P. hold all right, title and interest in and to certain trademarks, service marks, designs, patents and copyrights used in connection with the manufacture and sale of such products.

        C. GUESS?, Inc. and GUESS? Licensing, Inc., a wholly-owned subsidiary of GUESS?, Inc., contributed certain GUESS trademarks to GUESS? IP Holder L.P., also a wholly-owned subsidiary of GUESS?, Inc. pursuant to two (2) Contribution Agreements dated April 28, 2003 between (i) GUESS?, Inc. and GUESS? IP Holder L.P. and (ii) GUESS? Licensing, Inc. and GUESS? IP Holder L.P. GUESS?, Inc. then licensed back the contributed trademarks from GUESS? IP Holder L.P. pursuant to the GUESS? License Agreement dated April 28, 2003 between GUESS?, Inc. and GUESS? IP Holder L.P.

        D. The GUESS trademarks and service marks represent the substantial goodwill created by GUESS through its use and sale of high quality products and by GUESS's policy of distributing its products only through retail outlets that conform to GUESS's strict standards for appearance, image, clientele, customer service and overall high quality.

        E. LICENSEE has represented to GUESS that it is experienced in the manufacture and distribution of certain high quality fragrances and related products.

        F. LICENSEE desires to obtain the right to use certain of such trademarks, service marks, and designs solely in connection with the manufacture and distribution of some of such products, and GUESS is willing to grant to LICENSEE a license for this purpose under the terms and conditions set forth in this Agreement.

        In consideration of the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the execution hereof, the parties agree as follows.

        1.   CERTAIN DEFINITIONS

             1.1 "Advertising" means any communication of LICENSEE in any medium (including without limitation electronic and computer-based systems) directed to the trade or the public, including trade and public directory listings, store window displays, posters, point of sale materials and billboards.

             1.2 "Allowances" means any written credits actually given after sale by LICENSEE to its customers for any purpose, other than Returns, Payment Terms Discounts and Closeout Discounts, and other than credits or reimbursements for advertising, any other type of promotions and freight expenses.

             1.3 "Closeouts" means discontinued and end of season Products sold
(i) at a reduction of more than ten percent (10%) from the respective Listed Wholesale Price, and/or (ii) to a GUESS-approved closeout retailer.

             1.4 "Closeout Discounts" means all discounts of more than ten percent (10%) from the Listed Wholesale Prices of Products that are discontinued and end of season and that are actually given by LICENSEE to its customers.

             1.5 "Contract Year" means each year of the Initial Term and Renewal Term, if any, as those terms are defined in Section 2, provided that the First Contract Year shall commence on the date of this Agreement and end December 31, 2005.

             1.6 "IP Rights" means all intellectual and industrial property interests now or hereafter owned by GUESS, other than the Trademarks, whether or not copyrightable or patentable, including, without limitation, manufacturing formulas, concepts, designs, trade dress and similar materials in and to any Products or components thereof and to any prints, package designs, containers, bottles, tubes or other packaging and form thereof (including the shape and graphic design), tooling, molds, sketches, artwork, labels, Advertising and any promotional materials using or used in conjunction with any of the Trademarks or the Products or components thereof, whether created by or on behalf of GUESS or LICENSEE and embodied in any form whatsoever (including without limitation, electronic media, computer discs and hard drives). Notwithstanding the foregoing, IP Rights shall also include the exclusive rights to use the scent.

             1.7 "Gross Sales" means LICENSEE's sales of Product units invoiced, shipped or paid for, whichever occurs first, multiplied by the respective Listed Wholesale Price.

             1.8 "Listed Wholesale Price" means the price of a Product as calculated using the MSRP (defined below) minus the discount granted to customers or distributors as specifically provided on Exhibits D-1 or D-2 relating to CUSTOMERS or Exhibits E-1 or E-2 relating to DISTRIBUTORS.

             1.9 "Manufactured Suggested Retail Price" ("MSRP") means the price of a Product stated on the applicable LICENSED PRODUCT APPROVAL FORMS submitted to GUESS pursuant to Section 4.1.

             1.10 "Minimum Net Sales" means the minimum amount of Net Sales of Products that LICENSEE is required to achieve, and as set forth in Exhibit J attached hereto.

             1.11 "Net Sales" means the Gross Sales of Products less only credits to customers for Returns, Payment Terms Discounts, Closeout Discounts and Allowances, as specifically permitted by this Agreement.

             1.12 "Payment Terms Discounts" means all discounts from the Listed Wholesale Price actually given by LICENSEE to its customers for timely payment, that are customary in the trade and the terms of which are specified on the face of such customer's invoice.

             1.13 "Products" mean men's and women's fragrances and related personal beauty care products such as body lotion, body creme, body mist, hand creme, bath and shower gel, massage oil, dusting powder, after shave, after shave balm or gel, deodorant stick and bath soap. LICENSEE shall have the right of first refusal for cosmetics products pursuant to Section 3.3 hereof.

             1.14 "Quarter" means calendar quarters, i.e., each of the three-month periods during each Contract Year from (i) January through March,
(ii) April through June, (iii) July through September and (iv) October through December.

             1.15 "Returns" means Products actually returned to LICENSEE by its customers multiplied by the unit price actually credited to the customer.

             1.16 "Royalty Minimum" means the minimum amount of Trademark Royalty payable by LICENSEE to GUESS hereunder for each Contract Year, as set forth in Exhibit H attached hereto.

             1.17 "Territory" means worldwide, including duty-free shops, ships, airplanes, military bases and diplomatic missions.

             1.18 "Trademarks" means only those trademarks as specified in Exhibit A attached hereto. Other GUESS trademarks may be added to Exhibit A upon mutual written agreement of the parties. This Agreement does not grant to LICENSEE any right to any variation of the Trademarks.

             1.19 "Trademark Royalty" means * of the Net Sales of Products by LICENSEE, which represents the amount payable by LICENSEE to GUESS hereunder as the consideration for the grant by GUESS to LICENSEE of the right to use the Trademarks and IP Rights hereunder.

             1.20 "Trade Secrets" means information, including a formula, pattern, compilation, customer list, program, device, method, technique or process that derives independent economic value, actual or potential, from not being generally known to the public or to other persons who can obtain economic value from its disclosure or use and is the subject of efforts that are reasonable, under the circumstances, to maintain its secrecy. Without limitation to the foregoing, Trade Secrets shall be deemed to include GUESS's IP Rights.

        2.   TERM OF AGREEMENT

             2.1 Initial Term. This Agreement shall commence as of the date specified on page 1 and shall end on December 31, 2009 ("Initial Term"), unless terminated earlier or renewed.

             2.2 Renewal Term. This Agreement may be renewed for a five (5) year term through December 31, 2014 ("Renewal Term"), if LICENSEE:

                 (a) requests renewal in writing at least ninety (90) days but no more than one hundred twenty (120) days before the expiration of the Initial Term;

                 (b) at the time it requests renewal and as of the end of the
                     Initial Term, is in compliance with all the terms of any and all agreements between LICENSEE and GUESS;

                 (c) up to the time it requests renewal (on a pro-rata basis)
                     and as of the end of the Initial Term, has met the Minimum Net Sales for each Contract Year during the Initial Term; and

                 (d) agrees to meet the Minimum Net Sales set forth on Exhibit J for the Renewal Term.

        3.   GRANT OF LICENSE RIGHTS

             3.1 Rights Granted. Subject to the terms and conditions contained herein, GUESS hereby grants to LICENSEE, and LICENSEE hereby accepts, the following:

                 (a) a non-assignable, non-transferable exclusive right to use the Trademarks and the IP Rights in connection with the manufacture of Products; and

                 (b) a non-assignable, non-transferable exclusive right to use the Trademarks and IP Rights solely in connection with the distribution at wholesale and Advertising of the Products in the Territory (provided, however, that GUESS and its affiliates may also advertise the Products).

             3.2 Rights Not Granted. All rights other than those expressly granted to LICENSEE are reserved to GUESS, including but not limited to, the right to sell the Products or variations thereof at retail anywhere in the world. This Agreement is not an assignment or grant to LICENSEE of any right, title or interest in or to the Trademarks or IP Rights, or any of GUESS's other trademarks, other than the grant of rights to use the Trademarks and IP Rights subject to the terms and conditions of this Agreement. GUESS expressly does not grant to LICENSEE the right to use any variation of the Trademarks that now exist or hereafter are developed by GUESS, LICENSEE or any other person.

             3.3 Right of First Refusal. LICENSEE shall have a right of first refusal, subject to the terms set forth below, to manufacture and distribute cosmetic products within the Territory bearing the Trademarks (the "Additional Products"). In order to exercise its right of first refusal, LICENSEE shall present GUESS with a comprehensive proposal for distribution of Additional Products in the Territory. Such right of first refusal is subject to the parties' mutual agreement on Minimum Net Sales, the Royalty Minimum and Minimum Advertising Expenditures applicable to Additional Products, to LICENSEE then being in full compliance with this Agreement, and to the execution of an amendment to this Agreement addressing all such matters. If GUESS desires to appoint a third party as the manufacturing licensee of the Additional Products in all or part of the Territory, GUESS shall first present LICENSEE with the third party's proposed terms. LICENSEE shall, within thirty (30) days following receipt of such terms, elect whether to become the licensee for such Additional Products in the Territory, upon the same terms and conditions contained in the third party's proposal, or to decline such opportunity, whereupon the right of first refusal described herein shall terminate.

        4.   DESIGN STANDARDS

             4.1 Samples/Prior Approval. LICENSEE shall submit, at its sole expense (including without limitation, all expenses relating to freight, applicable duties and similar costs), to GUESS for its prior written approval, all designs, concepts and samples of Products, including without limitation, scents and fragrances related thereto (and any proposed changes), and all bottles, containers, tubes and packaging related thereto, and proposed Product name, proposed to be manufactured by LICENSEE. All such items shall be submitted on such forms and at such intervals as GUESS may require. The samples shall be submitted with a completed LICENSED PRODUCT APPROVAL FORM (Exhibit B). If LICENSEE wishes to submit separately any item containing any Trademark, it shall be submitted on the LICENSED PROPERTY USE APPROVAL FORM (Exhibit C).

        5.   QUALITY CONTROL AND APPROVALS

             5.1 Quality Control. LICENSEE acknowledges that the Trademarks and IP Rights represent the prestige and goodwill that GUESS has earned for itself and are well recognized in the minds of the public, and that it is of great importance to each party that, in the manufacture and sale of Products, the high standards, reputation and image established by GUESS be maintained at all times. Accordingly, Products manufactured or caused to be manufactured by LICENSEE shall be of high quality workmanship and materials with strict adherence to all details and characteristics embodied in the IP Rights approved by GUESS or embodied in items furnished by GUESS. Without limitation to the foregoing, Products manufactured by and for LICENSEE and sold by LICENSEE shall strictly adhere to the materials, formulas, scents, ingredients, color, workmanship, designs, dimensions, styling, detail, packaging and quality previously approved by GUESS. If GUESS determines that Products (including any components or packaging) found in the marketplace are inconsistent with approved quality standards and/or contain characteristics that were not previously approved, GUESS may require that LICENSEE recall such Products at LICENSEE's sole expense. If LICENSEE fails to promptly recall such Products, GUESS may purchase such Products at LICENSEE's expense, and LICENSEE will be deemed to have breached this Agreement, and LICENSEE's failure to recall such Products will be deemed to be a separate breach of this Agreement. LICENSEE will immediately pay GUESS all costs incurred in connection with GUESS's purchase of such Products.

             5.2 SKU Number/Affixation of Trademarks/Third Party Materials Bearing the Trademarks. LICENSEE shall affix permanently to each Product a unique SKU number which shall be identical to the SKU number used to identify the respective Product in all of LICENSEE's books and records. Each Product shall bear the Trademarks in the form required by GUESS, with all required legends, markings and notices. If LICENSEE purchases labels, stickers or other materials bearing the Trademarks from third parties, or produces any such materials itself or through an affiliate, upon the request of GUESS, LICENSEE shall provide to GUESS, together with the quarterly Statement of Royalties, copies of invoices for all such materials purchased and/or equivalent detailed information if any such materials are produced by LICENSEE or an affiliate. LICENSEE shall obligate all providers of such materials to comply with all applicable provisions of this Agreement relating to the use and misuse of the Trademarks.

             5.3 Finished Products/Prior Approval. Within seven (7) business days after each item is first manufactured as a finished Product, LICENSEE shall deliver to GUESS (at LICENSEE's sole expense) by overnight courier at least three (3) representative finished Products of each item for approval by GUESS. At any time following any such approval, if such Product is, in the sole and subjective judgment of GUESS, not manufactured in strict compliance with the materials, formulas, scents, ingredients, color, workmanship, designs, dimensions, detail, packaging and quality previously approved in writing, GUESS shall give LICENSEE written notice of any such non-compliance, which notice shall specify the details thereof. Within twenty (20) days after its receipt of such notice, LICENSEE shall promptly correct any problem specified by GUESS therein. If such Product, as corrected by LICENSEE, is still not approved by GUESS, or if LICENSEE fails to correct any such problem, the Trademarks shall be promptly removed from such Products, at the option of and at no cost to GUESS, in which event such Products may be sold by LICENSEE provided they are in no way identified as a product originating from or authorized by GUESS, or otherwise identified with GUESS or any of the Trademarks or IP Rights. As many as six (6) times per year, upon request, LICENSEE shall provide GUESS (at LICENSEE's sole expense) with a reasonable number of samples of Products, including packaging, containers, cases and the like.

             5.4 Right to Inspect Facilities. In order to protect the Trademarks and ensure quality of the Products, if GUESS has reason to believe that any manufacturer or supplier is not acting in the best interest of GUESS, LICENSEE shall ensure that GUESS shall have the right, with or without advance notice, to inspect all facilities utilized by LICENSEE and its subcontractors, sub-subcontractors and suppliers in connection with the manufacture, storage or distribution of Products, and to examine Products in the process of manufacture and all documents and records related thereto.

LICENSEE, at its option, may be present for any such inspections. In addition, LICENSEE consents to GUESS's examination of Products held by its customers for resale, upon reasonable notice during normal business hours, provided LICENSEE has such right of examination.

             5.5 Consultation. Upon request by GUESS, LICENSEE shall make its personnel available by appointment during normal business hours for consultation with GUESS and its agents or representatives, to ensure quality control of the Products and protection of the Trademarks.

             5.6 Travel by LICENSEE. Upon two (2) weeks' prior written notice to LICENSEE, but not more frequently than twice in a calendar year, GUESS may require LICENSEE to meet with GUESS in the Los Angeles offices of GUESS concerning any matter which is a subject of this Agreement. LICENSEE shall pay all of its own costs and expenses relating to its attendance at such meetings.

             5.7 Travel by GUESS. Twice a year, LICENSEE shall pay all costs for business class round trip travel, accommodations and incidental expenses for five (5) days and five (5) nights for two (2) representatives of GUESS to travel to any place of business of LICENSEE for any purpose related to this Agreement.

        6. DISTRIBUTION. The manner and scope of the distribution of Products, their availability, variety, and appearance are critical to the promotion of the Products and to the protection of the Trademarks, the IP Rights and their associated goodwill. LICENSEE therefore agrees as follows:

             6.1 Manner and Scope. LICENSEE shall use its best efforts to exploit the rights granted hereunder throughout the Territory, including, without limitation, selling commercial quantities of the Products on a timely basis and maintaining a sales force sufficient to provide effective distribution of the Products throughout the Territory, and shall cooperate with GUESS's anti-diversion and anti-counterfeiting programs. LICENSEE shall establish and maintain throughout the Initial and any Renewal Term a dedicated, exclusive brand manager and a dedicated non-exclusive sales staff for the Products in sufficient number to ensure effective sales of the Products throughout the Territory. All of LICENSEE's activities in connection with the design, merchandising, packaging, promotion, sales and display of any products other than the Products shall be separate and distinct from LICENSEE's activities relating to the Products.

             6.2 Customer Approval. Prior to execution of this Agreement, LICENSEE has submitted to GUESS for approval, and GUESS has approved the names of all its intended customers for the Products on EXHIBIT D-1 (CUSTOMERS). Subsequently, LICENSEE shall submit to GUESS for approval any new intended customers, prior to making sales to any such intended customers using EXHIBIT D-2 (CUSTOMER PROFILE FORM). On each anniversary of the date of this Agreement, and at such other times as GUESS may request, LICENSEE shall send to GUESS a list of all current customers for all Products.

             6.3 Discount to GUESS; Fixtures. LICENSEE shall grant to GUESS and/or any GUESS affiliate, a * discount from the MSRP on purchases of Products by GUESS and/or such affiliate from LICENSEE for sale in GUESS's and its affiliate's retail and/or factory stores and/or on the GUESS online store on the Internet (for Internet purchases, the MSRP will be the lower of that effective in (i) the United States, or (ii) the country to which the particular Product will be shipped) (collectively, "GUESS Sales"). The MSRP for each Product will be provided to GUESS by LICENSEE upon request (along with any additional information and documents GUESS may request relating thereto), and LICENSEE will immediately provide notice to GUESS of any changes thereto.

                 LICENSEE shall also pay and/or reimburse (at GUESS's discretion) GUESS and/or its affiliate within ten (10) days of request therefor,
* of the total cost of any fixtures and point of purchase materials, and periodic updates thereof, for the sale of the Products which GUESS and/or its affiliate decide to install at any of their retail and/or factory stores. LICENSEE shall provide, at its expense, counter displays for the Guess retail and/or factory stores. LICENSEE will also install and periodically update, at its expense and as GUESS may request, such point of purchase materials within LICENSEE's major specialty store accounts (such as Sephora and DFS, if approved). LICENSEE will, within twenty (20) days of GUESS's request, provide
(i) for GUESS's approval a complete fixture plan during specific time periods for contemplated fixturing, installation and periodic updating within such major specialty store accounts, and (ii) GUESS with documentation evidencing LICENSEE's fixture expenditures for such accounts.

             6.4 Discount to Perfumania. LICENSEE shall grant to Perfumania, Inc., a Florida corporation and an affiliate of LICENSEE, a * discount from the MSRP on purchases of Products by Perfumania for sale only in Perfumania's retail stores or on Perfumania's wholly-owned Internet retail store site. Perfumania shall not distribute the Products for wholesale, to any other affiliates, distributors or via any other channels. The MSRP for each Product sold to Perfumania will be provided to GUESS by LICENSEE on each LICENSED PRODUCT APPROVAL FORM (EXHIBIT B) (along with any additional information and documents GUESS may request relating thereto), and LICENSEE will immediately provide notice to GUESS of any changes thereto. There shall be no additional discounts, including Allowances, Payment Terms Discounts or Closeout Discounts granted to Perfumania.

             6.5 LICENSEE's Duties.

                 (a) Except as otherwise provided herein, the distribution of Products in the Territory shall be performed only by LICENSEE. LICENSEE wishes to distribute Products through independent distributors and prior to execution of this Agreement LICENSEE has submitted to GUESS for approval, and GUESS has approved the names and addresses of its proposed distributors on EXHIBIT E-1 (DISTRIBUTORS). Subsequently, for all new distributors (not previously submitted and approved), LICENSEE shall submit to GUESS for prior written approval any new intended distributors on EXHIBIT E-2 (DISTRIBUTOR APPROVAL FORM), along with a copy of any written agreement, or the terms and conditions of any oral agreement, proposed to be entered into between LICENSEE and any proposed distributor and such other background information of the proposed distributors that GUESS may request. On each anniversary of the date of this Agreement, and at such other times as GUESS may request, LICENSEE shall send to GUESS a list of all current distributors for all Products. GUESS may withdraw approval vis-a-vis the Products of any distributor upon prior written notice of such distributor's failure to meet GUESS's standards for quality, service and appearance. Such distributor shall have thirty (30) days to cure any failure which shall be specified in the notice. Each such distribution agreement shall include provisions to the effect that:

                     (i) such agreement will terminate vis-a-vis the Products when this Agreement terminates or when GUESS withdraws LICENSEE's permission to sell to such distributor, and that the distributor will have no claims against either GUESS or LICENSEE for the termination of the agreement; and

                     (ii) the distributor may not appoint subdistributors or agents for the sale of Products, or assign any rights under its agreement with LICENSEE vis-a-vis the Products without GUESS's prior written permission.

                 (b) LICENSEE shall exercise its best efforts to safeguard the prestige and goodwill represented by the Trademarks, the IP Rights and the image associated therewith at the same level as heretofore maintained by GUESS. LICENSEE will sell the Products only to quality retail stores (which have been previously approved by GUESS in writing) offering services and promotions commensurate with the quality of the Products and the image and reputation of the Trademarks. LICENSEE shall use its best efforts that the same safeguards apply to its distributors and that its distributors and retail operators agree not to ship any Products outside the applicable country.

                 (c) LICENSEE shall not use or permit any customer to use any Products as giveaways, prizes or premiums except in promotions that have received the prior written approval of GUESS.

                 (d) If LICENSEE sells Products through an authorized distributor, LICENSEE shall ensure that the distributor will comply with all obligations necessary for protecting the Trademarks, the IP Rights and the image associated therewith at the same level as heretofore maintained by GUESS. LICENSEE will maintain such reports on file, such that GUESS may, from time to time, request that it be provided with CUSTOMER PROFILE FORMS, photographs of store premises, etc., for retail store customers of the distributors, in order for GUESS to ensure that the quality and image associated with the Trademarks and the IP Rights are being upheld by the distributors. LICENSEE will only sell Products to distributors who have previously been approved by GUESS, and neither LICENSEE nor its distributors will sell or distribute Products to other distributors, wholesalers, independent contractors, jobbers, diverters, or any other entity which does not sell to retail stores exclusively, without the prior written consent of GUESS.

                 (e) LICENSEE shall not permit its distributors or customers to, advertise, promote or sell any Products through the Internet or any other electronic or computer-based system, without GUESS's prior written consent.

                 (f) Other than the approved list of trade shows (Cannes, Singapore, Italy and Orlando) LICENSEE shall obtain GUESS's consent prior to participating in any tradeshow where the Products or any item bearing the Trademarks will be displayed, including GUESS's consent to any form of presentation to be used by LICENSEE. LICENSEE shall provide GUESS with all information requested concerning all tradeshows.

                 (g) Prior to LICENSEE's sale of any Closeouts, LICENSEE shall furnish to GUESS a Product description of such Closeouts and the proposed selling price. GUESS shall have the option (but not the obligation) to purchase all or any part of such Closeouts from LICENSEE prior to sale to any third party, upon the following terms:

                     (i) GUESS shall notify LICENSEE of its intention, if any, to exercise this option and which of the Closeouts are to be purchased, within ten (10) business days after GUESS's receipt of the Product description of the Closeouts;

                     (ii) the purchase price and terms relating to the Products for Closeouts shall be the same price and terms relating to the Products LICENSEE plans to offer a third party; and

                     (iii) LICENSEE shall deliver Closeouts purchased by GUESS
                           within fifteen (15) business days after receipt of the notice of GUESS's intention to purchase.

        7.   ADVERTISING.

             In order to protect the Trademarks and the quality and reputation of the Products, LICENSEE shall at all times maintain the high standards and consistency of the Trademarks, Products and image associated therewith in all Advertising, packaging and promotion of Products. LICENSEE therefore agrees as follows:

             7.1 Prior Approval. LICENSEE shall not use any Advertising or packaging or other business materials relating to any Products or bearing the Trademarks, including, without limitation, any business documents, invoices, stationery, Advertising, promotions, labels and packaging that has not been previously approved in writing by GUESS. Before the use of Advertising items such as posters, packaging and point of sales materials, LICENSEE shall submit such items to GUESS for approval using the LICENSED PROPERTY USE APPROVAL FORM referenced in Section 4. Before the use or the publication of any media Advertising, public relations or promotion of any kind (which shall include, without limitation, press releases, editorials, photograph submissions and similar items) to the public or trade, LICENSEE shall submit such Advertising and promotions to GUESS for approval using the ADVERTISING APPROVAL FORM (EXHIBIT F). The right of approval shall also encompass media placement and creative execution. No Advertising or promotional material shall refer to LICENSEE's name except as required by law, however, at the option of GUESS, LICENSEE shall include on its Advertising, packaging or other business materials an indication of the relationship of the parties in a form approved in writing by GUESS.

             7.2 Minimum Advertising Expenditure/Budget. Each Contract Year during the term of this Agreement, LICENSEE shall expend for GUESS-approved and permitted Advertising * of the Net Sales for such Contract Year (the "Net Sales Advertising Expenditure").

             In addition, each Contract Year during the term of this Agreement, LICENSEE shall pay directly to GUESS for Advertising * of the amount that is the greater of (a) Net Sales and (b) Minimum Net Sales for such Contract Year (the "Minimum Advertising Expenditure"). For the First Contract Year only, the Minimum Advertising Expenditure shall be paid to GUESS as follows: (i) beginning with the Quarter which begins January 1, 2005, and on the first business day of each of the remaining Quarters in 2005, LICENSEE shall pay GUESS twenty-five percent (25%) of the * of the Minimum Net Sales for such Contract Year; and (ii) within thirty (30) days after the end of the First Contract Year, LICENSEE shall pay GUESS the amount, if any, by which the * of actual Net Sales for such Contract Year exceeds the * of Minimum Net Sales already required to be paid for such Contract Year. For the Second and subsequent Contract Years, the Minimum Advertising Expenditure shall be paid to GUESS as follows: (i) on the first business day of each Quarter, LICENSEE shall pay GUESS twenty-five percent (25%) of the * of the Minimum Net Sales for such Contract Year; and (ii) within thirty
(30) days after the end of each Contract Year, LICENSEE shall pay GUESS the amount, if any, by which the * of actual Net Sales for such Contract Year exceeds the * of Minimum Net Sales already required to be paid for such Contract Year. GUESS may expend all Advertising payments made by LICENSEE hereunder in GUESS's sole discretion.

             Nine months from the execution of this Agreement and sixty (60) days before the start of each subsequent Contract Year, LICENSEE shall submit to GUESS for approval an Advertising budget for the applicable Contract Year, using the ADVERTISING BUDGET FORM (EXHIBIT G) broken down by each country in the Territory (or otherwise as GUESS may agree), and specifying the media, the date and the time of publication of each Advertisement or occurrence of each promotional event. If the Advertising expenditures actually made by LICENSEE during such Contract Year are lower than required and/or if any of LICENSEE's Advertising was not approved by GUESS in advance in writing, LICENSEE shall, at GUESS's option, either pay the difference to GUESS within thirty (30) days after the end of the applicable Contract Year, or expend the difference during such timeframe and in such manner as directed by GUESS. FOR PURPOSES OF ESTABLISHING THE ADVERTISING BUDGET AND PERMITTED EXPENDITURES APPLICABLE TO ALL REQUIRED ADVERTISING, THE EXPENDITURE IS AT ALL TIMES SUBJECT TO GUESS'S PRIOR WRITTEN APPROVAL AS TO ALL ELEMENTS OF THE ADVERTISING (INCLUDING WITHOUT LIMITATION THE MEDIA, THE POSITIONING OF THE ADVERTISEMENT WITHIN THE MEDIA AND ALL OTHER ELEMENTS). ITEMS SUCH AS NEWSPAPERS, MAGAZINES, TELEVISION, RADIO, BILLBOARDS (INCLUDING RELATED ARTWORK AND PRODUCTION CHARGES FOR THESE FIVE (5) CATEGORIES), COOPERATIVE ADVERTISING, RETAILER DEMONSTRATION CHARGES, RETAILERS' CATALOGUES, GIFTS-WITH-PURCHASE, DIRECT MAIL, REMITTANCE ENVELOPES, BLOW-INS, BILLING INSERTS (BOTH SCENTED AND UNSCENTED), PRODUCT SAMPLES, PAMPHLETS, FREE PRODUCTS (INCLUDING THOSE TO GUESS FOR EVENTS AND OTHER PUBLIC RELATIONS ACTIVITIES) COUNTER DISPLAYS (INCLUDING TESTERS, DUMMIES, COUNTER CARDS AND OTHER VISUAL AIDS) TEMPORARY IN-STORE DEMONSTRATOR AND MODEL FEES, SPECIAL EVENTS, CONTESTS, AND PUBLICITY ARE CONSIDERED TO BE ADVERTISING FOR PURPOSES OF THE PERMITTED EXPENDITURES. ANY EXPENDITURES NOT MADE IN COMPLIANCE WITH THIS
SECTION 7, AND NOT PRE-APPROVED IN WRITING BY GUESS, WILL BE DISALLOWED AND WILL NOT BE COUNTED TOWARD THE REQUIRED MINIMUM ADVERTISING EXPENDITURE. IN

ADDITION, ITEMS SUCH AS FREIGHT, SHOWROOM AND DEPARTMENT STORE FIXTURES, FURNISHINGS, STORE WINDOW DISPLAYS, STATIONERY AND SIMILAR ITEMS USED IN THE ORDINARY COURSE OF BUSINESS, PROMOTIONAL FEES AND COSTS IMPOSED BY MALLS AND ASSOCIATIONS, AND PACKAGING FOR THE PRODUCTS, AND THE COSTS AND EXPENSES ASSOCIATED WITH ADVERTISING AND PROMOTION OF THE PRODUCTS TO THE TRADE (OTHER THAN WWD, DNR, COSMETIC WORLD AND BEAUTY FASHION PUBLICATIONS), INCLUDING, WITHOUT LIMITATION, TRADE SHOWS, PRESS RELEASES AND CATALOGUES TO THE TRADE, ARE NOT CONSIDERED TO BE ADVERTISING FOR PURPOSES OF THE PERMITTED EXPENDITURES.

             All Advertising expenditures, if promoted in conjunction with other products, shall be proportioned according to the amounts expended for the Products.

             Any amount which LICENSEE may spend on Advertising (as previously approved by GUESS) in excess of the amount required herein shall not be used to offset the required Advertising Expenditures for the subsequent Contract Year. The obligations of LICENSEE to make the Net Sales Advertising Expenditure and Minimum Advertising Expenditure are absolute, notwithstanding any claim that LICENSEE may assert against GUESS. LICENSEE shall not have the right to set-off, compensate or make any deduction from the Net Sales Advertising Expenditure or Minimum Advertising Expenditures for any reason whatsoever.

             7.3 Unauthorized Advertising. In the event any unapproved or disapproved Advertising or promotions occur (including without limitation, point of sale/point of purchase materials), GUESS may (in addition to all other rights), at its sole election, collect from LICENSEE up to * for each such unapproved or disapproved Advertisement and/or promotion. In the event GUESS, at its sole election, determines to collect up to the * for each such unapproved or disapproved Advertisement or promotion, such payment will be due within five (5) days of GUESS giving notice, and will be considered to be an amount owed under this Agreement. LICENSEE acknowledges that calculation of damages to GUESS resulting from any unapproved or disapproved Advertisement or promotion is difficult to ascertain and that, if in GUESS's sole discretion, GUESS elects to collect up to * for each such Advertisement and/or promotion, such sum will constitute a reasonable amount in relation to such breach of this Agreement.

        8.   SHOWROOMS

             8.1 Opening of Showroom. In order to protect the Trademarks and ensure the GUESS reputation for high quality products is maintained, prior to the commencement of the sale of any Products hereunder and during the term of this Agreement, LICENSEE shall open and keep open at least one (1) showroom in the Territory for the presentation and sale of the Products. This showroom may be part of LICENSEE's existing showroom. Upon request, LICENSEE shall submit to GUESS by facsimile a list of all of its showrooms in the Territory. All expenses incurred with respect to the design, construction, operation and maintenance of any showroom shall be borne by LICENSEE.

        9.   INSURANCE

             9.1 Procurement of Insurance. Without limiting LICENSEE's liability under the indemnity provisions hereof, during the term of this Agreement, and for three (3) years following the date of expiration or termination hereof, LICENSEE shall maintain with reputable insurance companies reasonably satisfactory to GUESS comprehensive general liability insurance in the amount of at least US$5,000,000.00 (US$3,000,000.00 single limit per occurrence) plus defense costs. This insurance shall include broad form blanket contractual liability; contractor's protective; workers' compensation; products liability and completed operations liability; advertising injury, cross liability; special form "all risk" blanket property coverage (including earthquake and flood protection) at replacement cost; selling price or evidence of business interruption coverage of gross revenues for six (6) months; brands and labels clause (with no salvage); an endorsement stating that GUESS shall receive at least thirty (30) days written notice prior to modification, cancellation or non-renewal of coverage; an endorsement naming GUESS?, Inc., and all subsidiaries and affiliates as additional insureds; an endorsement stating that the insurance shall be primary and not contributory as to GUESS; and a waiver of subrogation in favor of GUESS. During the term of this Agreement, LICENSEE may not engage in the manufacture, sale or promotion of any Product unless the required insurance coverage is in full force and effect.

             9.2 Evidence of Insurance. No later than thirty (30) days before the first shipment of Products, and thereafter on each anniversary date of this Agreement, LICENSEE shall furnish to GUESS certificates of insurance evidencing the required insurance policies. Upon request, LICENSEE shall provide GUESS with copies of insurance policies and related endorsements evidencing the insurance coverage required hereunder. The insurance set forth in this Section 9 must cover the entire Territory.

        10.  OWNERSHIP AND PROTECTION OF TRADEMARKS AND IP RIGHTS

             10.1 Ownership. LICENSEE acknowledges that GUESS is the exclusive owner of the Trademarks and of the IP Rights and that all of LICENSEE's uses of the Trademarks and the IP Rights shall inure to the exclusive benefit of GUESS. LICENSEE shall place appropriate notices, including notice of copyright, reflecting ownership of IP Rights by GUESS, on all plans, packaging, tags, containers, bottles, images, graphic designs, labels and Advertising and promotional materials.

             10.2 Registration. LICENSEE shall cooperate fully and in good faith with GUESS for the purpose of securing and preserving GUESS's rights in and to the Trademarks and IP Rights, including, without limitation, in the execution, submission and prosecution of any trademark, service mark, copyright or patent applications and similar applications for registration, and registered user agreements, which GUESS may desire to submit at any time and from time to time. LICENSEE shall not directly or indirectly submit any application to register the Trademarks for the Products or any other products or services, or for any other trademark or service mark, copyright, design right or invention of GUESS, without the prior written approval of GUESS.

             10.3 Assignment of Rights. LICENSEE shall disclose and freely make available to GUESS any and all developments or improvements it makes or has made to the Products, the Trademarks, or the IP Rights (including without limitation, the manufacturing formula for the scent of all fragrance Products, the ingredients for same and all other Products (including the name and address of the creator), and all instructions relating thereto, and all bottles, containers, tubes and packaging relating to same). This Agreement shall constitute an unconditional assignment of all such developments and improvements to GUESS together with all goodwill associated therewith, and upon expiration or termination of this Agreement, GUESS may itself use, or may license the right to use, the same all in its sole discretion. If any application must be made by LICENSEE or any third party which may have created designs of Products hereunder, LICENSEE agrees to, and does hereby, assign, and agrees to cause such third party to assign to GUESS, any and all right, title and interest in all such applications and the resulting registrations or patents, as the case may be. If requested by GUESS, LICENSEE shall make, procure and execute, and cause to be made, procured and executed, all assignments and/or all other agreements, documents or instruments determined by GUESS to be necessary or advisable to vest ownership of the Trademarks and IP Rights (including any developments and improvements made by or on behalf of LICENSEE to the Products, Trademarks and IP Rights) in GUESS. Additionally, LICENSEE hereby grants, and agrees to cause the appropriate third party to grant to GUESS an irrevocable power of attorney, on behalf of LICENSEE or such third party, as the case may be, to execute any and all Trademarks and/or IP Rights applications, and other related documentation that GUESS determines are necessary or advisable in connection with the Products, Trademarks and IP Rights (including any developments and improvements made by or on behalf of LICENSEE to the Products, Trademarks and IP Rights).

             10.4 Prohibited Acts.

                  LICENSEE shall not, directly or indirectly:

                  (a)  claim ownership of the Trademarks or the IP Rights;

                  (b) permit the use of the Trademarks or the IP Rights in such a way as to give the impression that they are the property of LICENSEE;

                  (c) use or allow any affiliate or related party to use, the Trademarks or the IP Rights or any confusingly similar trademark or confusingly similar intellectual or industrial property (including without limitation, similar fragrance or scent) in any manner not expressly authorized by GUESS;

                  (d) engage in any activity that may contest, dispute, dilute or otherwise impair the right, title, interest or goodwill of GUESS in the Trademarks or the IP Rights, including, without limitation, any action to prevent or cancel any registration of the Trademarks;

                  (e) use any trademarks other than the Trademarks in connection with the manufacture, promotion and distribution of the Products or associate the Trademarks or the IP Rights with any other name, trademark, service mark, character or personality;

                  (f) produce or sell, or allow any affiliate, distributor or agent to produce or sell, directly or indirectly, a GUESS "smell-a-like" or GUESS "knock-off" fragrance of any fragrance sold as a Product; nor shall LICENSEE or any affiliate thereof make any statements, in any oral or written format, comparing any fragrance to any fragrance used in the Products;

                  (g) use the Trademarks as part of LICENSEE's corporate or commercial name unless expressly permitted by GUESS in writing; or

                  (h) contest the fact that LICENSEE's rights under this Agreement are solely those of a licensee and, subject to the provisions of Section 16, cease upon termination or expiration of this Agreement.

             10.5 Misuse. LICENSEE shall cooperate fully and promptly with GUESS in the protection of GUESS's rights to the Trademarks and the IP Rights, as GUESS may request from time to time. Without limitation to the foregoing, LICENSEE shall be responsible for monitoring the Territory for any infringement, counterfeiting or other misuse of the Trademarks and the IP Rights. LICENSEE, at its own expense, shall take action immediately to stop (a) any minor (from * to * total MSRP) infringement, counterfeiting or other misuse of the Trademarks or the IP Rights in connection with any products or services, not just the Products, and (b) any minor (from * to * total MSRP) diversion of, or grey market activities concerning, the Products. In such actions, LICENSEE shall use attorneys and investigators approved by GUESS. GUESS or LICENSEE may take action for any infringement or diversion under the * (minor) threshold amount. LICENSEE shall indemnify GUESS against all losses, damages, attorneys' fees, judgments or other costs or expenses incurred or suffered by GUESS as a result of such actions taken by LICENSEE. LICENSEE shall notify GUESS immediately by telephone and facsimile of any and all substantial (over * total MSRP) cases of infringement, counterfeiting or misuse of the Trademarks or IP Rights and substantial (over * total MSRP) cases of diversion of the Products. In all cases, GUESS shall have the right, but not the obligation, to participate with LICENSEE in any action to stop such activities, or to take complete control over such action. In any case where GUESS takes action to stop such activities, GUESS may charge LICENSEE up to * of all costs incurred relating to such actions. Any monetary recovery obtained in actions taken at LICENSEE's sole expense shall be for the account of LICENSEE. Any monetary recovery obtained in actions taken at the sole expense of GUESS shall be for the account of GUESS. Any monetary recovery obtained in actions where expenses have been shared by both parties shall be shared pro rata in accordance with each party's expenses. GUESS may also require that LICENSEE take all steps necessary and permissible under applicable laws, at LICENSEE's sole expense, to prevent any diversion or grey market activities involving the Products. LICENSEE will promptly reimburse GUESS and other GUESS licensees and distributors, for any fees or expenses incurred in connection with such diverted Products, including but not limited to, attorneys' and investigators' fees and disbursements and costs to purchase samples of such Products, to pursue court actions against the sellers of such Products, and all related actions. All such costs and expenses owed by LICENSEE in connection with the diverted and/or grey market Products shall be deemed to be amounts owed under this Agreement, and LICENSEE's failure to pay such amounts will be deemed a breach of this Agreement under Section 15.4 (b) hereof. LICENSEE shall implement and maintain comprehensive anti-counterfeiting and anti-diversion practices and procedures throughout the Territory.

             10.6 Report to GUESS. Within fifteen (15) days after the end of each Quarter during the term of this Agreement, LICENSEE shall submit a report to GUESS summarizing all discovered cases of substantial misuse or diversion with respect to the Trademarks, the IP Rights and the Products or indicating that no such misuses have been discovered, and summarizing the activities undertaken by LICENSEE to discover misuses of the Trademarks or IP Rights, and diversion of Products. The report shall also summarize the steps taken by LICENSEE, if any, to stop any such misuse or diversion.

             10.7 Compliance with Rules of GUESS. GUESS may promulgate, from time to time, rules and amendments thereto, relating to protection and use of the Trademarks and the IP Rights, and LICENSEE shall comply with all such rules and amendments. Such rules and amendments shall be reasonable and shall become effective upon receipt thereof by LICENSEE.

        11. TRADE SECRETS AND CONFIDENTIALITY

             A confidential relationship is created by this Agreement. Except in connection with their respective rights and obligations under this Agreement, GUESS, LICENSEE and their respective affiliates, employees, attorneys and accountants shall keep confidential and not take or use for its or their own purposes, or the purposes of third parties, Trade Secrets of the other or the terms of this Agreement, unless with the prior written consent of the other party hereto, or as may be required by law, or in connection with regulatory or administrative proceedings and only then with reasonable advance notice of such disclosure to the other party hereto. GUESS acknowledges that LICENSEE may be required to file a redacted copy of this Agreement with the Securities and Exchange Commission. LICENSEE agrees to obtain the prior written consent of GUESS regarding the redacted version. In the course of arbitration or litigation, LICENSEE shall not have any right of access to GUESS's Trade Secrets and LICENSEE waives any right to see such Trade Secrets.

        12. PAYMENTS AND REPORTS

             12.1 Advance. In consideration for the rights granted hereunder, LICENSEE shall pay to GUESS upon execution of this Agreement the non-refundable amount of *, which shall be applied as a credit against the Royalty Minimum for the First Contract Year.

             12.2 Letter of Credit. If any payment hereunder is not received by GUESS when due on any occasion, LICENSEE must ensure the payment of the Royalty Minimum for the applicable Contract Year with an irrevocable standby letter of credit naming GUESS as the sole beneficiary and containing such terms and conditions approved by GUESS. In such event, an irrevocable standby letter of credit shall secure the Royalty Minimum for each subsequent Contract Year. If thirty (30) days prior to the expiration of each Contract Year, a letter of credit is not provided to GUESS to secure the Royalty Minimum for the next Contract Year, GUESS may cause the existing letter of credit to be paid to it in full, without waiving its right to terminate this Agreement. All letters of credit shall be issued and confirmed by banks in the United States suitable to GUESS. LICENSEE shall pay all fees related to the establishment of all letters of credit. GUESS may draw down on any letter of credit if GUESS does not receive any sum or portion thereof due from LICENSEE within thirty (30) days of when it is due, and in such case LICENSEE shall restore the full amount of the credit obligation within ten
(10) days after the draw down.

             12.3 Royalty Basis. The Trademark Royalty shall be calculated on the basis of the respective MSRP for the Products, regardless of whether LICENSEE sells Products to independent retailers in arms' length transactions or LICENSEE sells Products to any of its affiliates or to itself, or sells Products to employees, conducts parking lot or similar sales (which must be approved by GUESS in advance), or any other unusual sales transactions whatsoever, it being the intent of this Section that all sales of whatever kind and nature are subject to the payment of Trademark Royalties thereon at the full Listed Wholesale Price, as calculated herein. All related party sales, employee sales, parking lot or similar sales, and any other unusual sales transactions shall be stated separately for the relevant period on the STATEMENT OF ROYALTIES FORM (EXHIBIT I). A Product shall be considered "sold" upon the date when such Product is invoiced, shipped or paid for, whichever event occurs first. Sales of all Products and components thereof are subject to payment of the Trademark Royalty. Sales of products embodying an IP Right, whether bearing the Trademarks or not, are also subject to payments at the same royalty rate. All sales of Products by LICENSEE shall be documented by numbered invoices from the first sale under this Agreement to the last.

             12.4 Deductions/Returns/Closeouts. Only the following deductions from Gross Sales will be permitted for each Contract Year for the purpose of calculating Net Sales:

                  (a) The combined total of Allowances, Payment Terms Discounts and Closeout Discounts shall not exceed * of the Gross Sales of the Products sold; and

                  (b) Returned units of Products shall not exceed * of total Product units sold.

Closeout units shall not exceed * of total Product units sold.

Notwithstanding the foregoing, discounts to Guess or Perfumania (for sales to its own stores only) pursuant to Sections 6.3 and 6.4 hereof, shall not be counted toward the Allowances, Payment Term Discounts and Closeout Discounts limitations described in Section 12.4(a).

Without limitation to any other rights that GUESS may have under this Agreement, if (i) Allowances, Payment Terms Discounts, and Closeout Discounts exceed the permitted percentage described in subsection (a) above for a Contract Year; GUESS shall have the right in each case to adjust LICENSEE's Net Sales requirement upward by the amount of the overage, and LICENSEE shall promptly pay the increased Trademark Royalties and Advertising expenditures owed as a result thereof.

Without limitation to any other rights that GUESS may have under this Agreement, if returned units of Products exceed the permitted percentage for a Contract Year, GUESS shall have the right to adjust LICENSEE's Net Sales requirement upward by the amount that is the product of (i) the average price of the returned Products during the Contract Year, multiplied by (ii) the number of units in excess of the maximum percentage of returned Products permitted, and LICENSEE shall promptly pay the increased Trademark Royalties and Advertising expenditures owed as a result thereof.

Without limitation to any other rights that GUESS may have under this Agreement, if Closeout units exceed the permitted percentage for a Contract Year, GUESS shall have the right to adjust LICENSEE's Net Sales requirement upward by the amount that is the product of (i) the average discount given on Closeouts during the Contract Year, multiplied by (ii) the number of units in excess of the maximum percentage of Closeouts permitted, and LICENSEE shall promptly pay the increased Trademark Royalties and Advertising expenditures owed as a result thereof.

Notwithstanding anything contained herein, no deductions whatsoever will be permitted for reserves of any kind, including reserves for bad debts, nor for any actual write-offs of bad debts.

Notwithstanding anything contained herein, LICENSEE may not manufacture Products specifically for closeout, off-price and/or discount accounts of any kind, nor may it sell first-quality Products to such accounts. Any closeout, off-price, discount or similar account which may be approved by GUESS (for the limited purpose of LICENSEE's sales of Closeouts) may only be sold Products which are actually Closeouts, namely, discontinued merchandise.

In addition, each Closeout Product must retain the original, separate and individual SKU, and the original, separate and individual MSRP (with the applicable discount shown separately in LICENSEE's records and reports) as each were submitted to GUESS on the LICENSED PRODUCT APPROVAL FORM. LICENSEE's records and reports must be maintained so as to permit identification of specific, individual Closeouts, as set forth above.

             12.5 Trademark Royalty and Royalty Minimum Payments. Other than the First Contract Year, LICENSEE shall pay to GUESS in advance the Royalty Minimum in two equal installments per Contract Year during the Initial Term and any Renewal Term. The Minimum Trademark Royalty shall be paid as follows: the payment for January through June for each Contract Year shall be due in advance on the first day of business in January, and the payment for July through December of each Contract Year shall be due in advance on July 1 of such year. Minimum Trademark Royalty payments for the First Contract Year shall be due in advance in two equal installments, one payable on the first day of business in January, 2005 and the second payable on July 1, 2005. Within sixty (60) days of the end of each Contract Year, LICENSEE shall pay to GUESS, the amount, if any, by which the aggregate Trademark Royalty due for such Contract Year exceeds the Royalty Minimum for such Contract Year. LICENSEE will not be relieved of paying the Trademark Royalty by virtue of having met the Royalty Minimum, if LICENSEE's Net Sales yield Trademark Royalty obligations in excess of the Royalty Minimum. The obligation of LICENSEE to pay the Trademark Royalty and/or the Royalty Minimum, as the case may be, is absolute, notwithstanding any claim that LICENSEE may assert against GUESS. LICENSEE shall not have the right to set-off, compensate or make any deduction from payments of the Trademark Royalty or the Royalty Minimum for any reason whatsoever.

             12.6 Remittance of Payment/Withholding. Unless otherwise requested by GUESS, all payments shall be made in U.S. dollars by check or wire transfer to the account of GUESS, Account No. *, at * (ABA No. *), *, or to such other account as GUESS may designate in writing to LICENSEE from time to time, net of bank wire or other charges (which charges shall be paid by LICENSEE). If any amount payable to GUESS is subject to any tax, charge or duty in the Territory (excluding any income tax imposed by the State of California or the United States and payable by GUESS), LICENSEE shall furnish to GUESS official proof of such payment, including official proof of receipt of LICENSEE's payment from the government entity imposing such tax, charge or duty. If GUESS does not receive full and complete U.S. tax credit for any such tax, charge or duty, then the amount payable by LICENSEE shall be increased to provide to GUESS such amount as would be payable to GUESS in the absence of any such tax, charge, duty or impost.

             12.7 Quarterly Report. Not later than thirty (30) days after the end of each Quarter, LICENSEE shall send to GUESS by overnight courier service a summary report that contains all of the information required by the STATEMENT OF ROYALTIES FORM (EXHIBIT I) as modified by GUESS from time to time. LICENSEE shall also submit:

                  (a) a report showing the number of units and dollar amount of Products sold to each customer, for each country within the Territory, during the Quarter;

                  (b) one or more detailed computer reports containing all related information and back-up corresponding to sales of Products and permitted deductions (as described in Section 12.4) as reported in the STATEMENT OF ROYALTIES FORM. The report shall include a listing of all Product sold in the Quarter summarized by SKU, customer, and Territory. MSRPs, Listed Wholesale Prices, units sold, Gross Sales, deductions permitted by Section 12.4, and Net Sales must be clearly indicated; and

                  (c) any other information relating to the Products that may be reasonably requested by GUESS.

             All information for the STATEMENT OF ROYALTIES FORM shall be separately stated for each country in the Territory and for each distributor, independent contractor and retail store located in the Territory to which LICENSEE sells Products.

             12.8 Monthly Sales Report. Not later than thirty (30) days after the end of each of the first two (2) months of each Quarter, LICENSEE shall send to GUESS by facsimile a report that shall contain all of the information required by the MONTHLY SALES REPORT FORM (EXHIBIT K) as modified by GUESS from time to time.

             12.9 Invoices and Other Information. Upon the reasonable request of GUESS, LICENSEE shall submit to GUESS, its agents and/or representatives, copies of invoices, credit memoranda, price lists, line sheets and customer lists related to the sale of Products. All Payment Terms Discounts, Allowances and Closeout Discounts must be itemized as a percentage of sales.

             12.10 Right to Review; Affiliate Transactions and Restrictions. Receipt or acceptance by GUESS of any statement furnished, or of any sums paid by LICENSEE, shall not preclude GUESS from questioning the completeness or accuracy of such statement or payment at any time. Other than pursuant to Sections 6.3 and 6.4 (discounts to Perfumania for sales only to their retail stores or on their Internet retail store site and to GUESS) hereof, any transaction between LICENSEE and an affiliated or related company, person or entity, which in any way affects amounts owed to GUESS hereunder, or affects amounts which LICENSEE is required to expend hereunder, must be an arms' length transaction and no more or less favorable to LICENSEE or to the affiliated or related company, person or entity, than a similar transaction with an unrelated third party. GUESS shall have the right to reject any such related party transaction which LICENSEE cannot show to be equivalent to one conducted at arms' length. GUESS may then reconstitute such transaction as though it was conducted at arms' length, and LICENSEE shall pay and/or expend any additional amounts which GUESS determines are due as a result thereof. In addition, if LICENSEE sells or otherwise transfers Products to any affiliate or related company (which sale or transfer must be approved in advance by GUESS, and which must be conducted on an arms' length basis), all distribution obligations and restrictions contained in Section 6 applicable to LICENSEE will be equally applicable to such affiliate and/or related entity, and a breach thereof by such affiliate or other entity will be deemed to be a breach by LICENSEE.

             12.11 Late Payments. If any payment of the Royalty Minimum, the Trademark Royalty, the Net Sales Advertising Expenditure, the Minimum Advertising Expenditure or any other amounts due from LICENSEE to GUESS hereunder (or any payment for the Product from GUESS to LICENSEE) are delayed for any reason, interest shall accrue on the unpaid principal amount ten (10) days from and after the date on which the same became due at the highest rate permitted by law in the State of California.

             12.12 Foreign Currency Conversion. Net Sales made in a foreign currency, if any, shall be listed showing the foreign currency and the conversion to U.S. Dollars using the exchange rate for the last day of the relevant Quarter (or the next business day if such day falls on a weekend or a holiday) as set forth in the U.S. edition of The Wall Street Journal.

             12.13 Payments by GUESS. Notwithstanding anything contained herein, in the event GUESS or any subsidiary or affiliate owes any amounts to LICENSEE, whether as a result of the purchase of Products, Closeouts, inventory or other reason, in each case GUESS may deduct from such amounts any amounts owed it by LICENSEE.

        13. ACCOUNTING AND SYSTEMS

             13.1 Duty to Keep Accounts. LICENSEE shall at all times keep and maintain an accurate account of all operations within the scope of this Agreement for a period of at least four (4) years after the expiration or termination of this Agreement, including, without limitation, separate and appropriate books of account and records sufficient to reconcile the number of Product units manufactured with the number of Product units sold. LICENSEE shall establish a separate income statement and separate books of account to track the sales of the Products.

             13.2 Financial Statements, Inventory Reconciliation and Business Plan.

                  (a) LICENSEE shall provide GUESS with annual audited financial statements of LICENSEE (audited by a prominent, internationally-recognized accounting firm satisfactory to GUESS), within ninety (90) days after the end of each of its fiscal years, and unaudited quarterly interim statements, within thirty (30) days after the end of each Quarter. Within thirty (30) days after the end of each Contract Year LICENSEE shall also provide to GUESS a composite royalty statement showing the aggregate Gross Sales, Returns, Allowances, Payment Terms Discounts and Closeout Discounts and any other deduction taken pursuant to Section 12.4 above to arrive at the Net Sales price of all Products sold by LICENSEE. The composite annual statement shall be certified by the chief financial officer of LICENSEE. LICENSEE's fiscal year end is December 31.

                  (b) LICENSEE shall provide GUESS with an annual inventory reconciliation, within ninety (90) days after the end of each of its fiscal years. Such reconciliation shall (i) be certified by the chief financial officer, (ii) confirm actual reconciliation of the inventory to LICENSEE's general ledger and (iii) include computer reports summarizing inventory by item or SKU.

                  (c) LICENSEE shall provide GUESS with an annual detailed business plan relating to the manufacture and sale of the Products (and including without limitation monthly Net Sales projections for the Products for the subsequent Contract Year), in a form acceptable to GUESS, at least ninety (90) days prior to each Contract Year end.

             13.3 Right of Inspection and Audit by GUESS. At all times during the term of this Agreement and any time following its termination or expiration, the internal control report and all other reports and the books of account of LICENSEE with respect to the manufacture and sales of Products shall be available for inspection, copying and audit by GUESS, its agents and representatives, during normal business hours, upon not less than seventy-two
(72) hours advance notice, and shall be made by GUESS at its own expense, except as provided below. All such examinations and audits shall be at LICENSEE's principal place of business. LICENSEE shall maintain its books and records only at the principal office premises set forth in Section 26 and shall not remove this information unless it has given GUESS thirty (30) days prior written notice of the new location (which must be in the Territory). If the audit reveals that LICENSEE's reporting and/or record keeping are not in accordance with GUESS's requirements, or that there is an error in favor of LICENSEE in excess of the lesser of * or * of royalties with respect to any Quarter or Contract Year in computing such royalties, or that LICENSEE has understated Net Sales in excess of * for any reporting period, then without prejudice to any other amounts due to GUESS or to any of its rights hereunder, all costs and expenses incurred by GUESS in connection with such inspection and audit shall be borne by LICENSEE. LICENSEE shall pay any amounts revealed by the audit as due, and the cost of such audit (if applicable), within ten (10) days of GUESS's demand therefore. The internal control report means the report prepared by LICENSEE's auditors upon their completion of an audit, addressing the auditors' findings and recommendations. Upon GUESS's request, LICENSEE shall supply all sales, inventory and other information required to be supplied and/or maintained hereunder via magnetic media.

             13.4 Failure to Maintain Records. LICENSEE acknowledges that its failure to maintain the appropriate and accurate books of accounts and records required hereunder will constitute a material breach of its obligations and will cause substantial damage to GUESS. GUESS may, therefore, in addition to exercising any other rights hereunder, charge LICENSEE a fee of the greater of
(a) *, or (b) * of the Trademark Royalty for the applicable Contract Year; upon LICENSEE's breach of its obligations under this Section 13. LICENSEE shall pay such fee within five (5) days of demand by GUESS. GUESS may also charge such fee against the letter of credit described in Section 13.2.

             13.5 Systems. LICENSEE will obtain and maintain such accounting, information, communication and operating systems and capabilities as GUESS may require from time to time. GUESS's current requirements are described on the SYSTEMS REQUIREMENTS LIST (EXHIBIT L), which is subject to change in GUESS's sole discretion upon notice to LICENSEE.

        14. FORCE MAJEURE

             Neither GUESS nor LICENSEE shall be held responsible for any loss, damage or delay suffered by the other party owing to any cause that is beyond the reasonable control of the defaulting party and cannot be attributed to negligence or willful nonperformance of its obligation. Such causes include, but are not limited to, wars, embargoes, riots, civil disturbances, fires, storms, floods, typhoons, hurricanes, earthquakes and other natural calamities, strikes and labor disputes, government acts and restrictions, and other causes that cannot be overcome or prevented by due diligence. Either party wishing to invoke this Section shall give notice to the other party stating the relevant cause. The defaulting party shall promptly resume performance of its obligations the moment such cause or causes cease to operate; provided, however, that if the condition continues with respect to LICENSEE for a period of more than sixty
(60) days, GUESS shall have the right to terminate this Agreement.

        15. BREACH AND TERMINATION

             15.1 Other Rights Unaffected by Termination; No Waiver. It is understood and agreed that termination of this Agreement by GUESS on any ground shall be without prejudice to any other rights or remedies that GUESS may have. Any election by GUESS to not strictly enforce termination (which election shall be at GUESS's sole discretion), is not a waiver of or bar to GUESS's right to strictly enforce termination in the future.

             15.2 Termination Option for Breach/Cure Possible.

                  (a) Except as otherwise provided in this Section 15, if LICENSEE breaches any of its obligations under this Agreement, GUESS may terminate this Agreement by giving a notice of breach to LICENSEE. Termination will become effective automatically unless LICENSEE completely cures the breach within thirty (30) days after the giving of such notice. Pending cure, LICENSEE shall ship no Products for sale; if LICENSEE does ship any Products, it shall forfeit its right to cure and its rights under this Agreement shall be terminated automatically.

                  (b) Upon the giving of a notice of breach for the third or more times during the Term of the Agreement, for any reason, LICENSEE shall no longer have the right to cure any violation, and at GUESS's election (which shall be in its sole discretion) termination shall be effective upon the giving of said third or subsequent notice. GUESS's election to terminate pursuant to the foregoing sentence shall not impact its ability to terminate for any other reason provided in this Agreement.

             15.3 Termination Option/No Cure Possible/Change of Ownership. The parties mutually acknowledge that this Agreement is being entered into based upon GUESS's evaluation of and reliance upon the current ownership, management and control of LICENSEE. On the basis of the information provided by LICENSEE to GUESS, GUESS has determined that current management of LICENSEE has the technical, marketing and sales expertise, business reputation and sensitivity to GUESS's unique image and to the goodwill represented by the Trademarks, all of which are necessary to carry out the purposes of this Agreement. Therefore, if more than fifty percent (50%) of the ownership interest in LICENSEE or the voting power of LICENSEE in effect as of the date of this Agreement is transferred, assigned or otherwise disposed of without GUESS's prior written consent GUESS shall have the right upon written notice to terminate this Agreement immediately without any right to cure ("Change In Control Termination").

             Notwithstanding the foregoing, if GUESS does not consent to the transfer of a greater than fifty percent (50%) ownership interest in LICENSEE and GUESS elects a Change In Control Termination, LICENSEE shall:

             a) be granted a six-month sell-off period from the date of Change In Control Termination as to any Products on hand (which shall include, without limitation, all previously manufactured components and packaging for the Products) not purchased by GUESS pursuant to Section 16.4. LICENSEE may sell such Products on a non-exclusive basis in accordance with this Agreement and only to customers approved or previously approved and at the time of Change In Control Termination are in good standing with GUESS; provided, however, LICENSEE shall have only six (6) months after the date of Change In Control Termination to sell and ship such Products; and

             b) be obligated, in addition to paying all Royalties, Advertising and any other sums due under this Agreement during the six-month sell-off period for all Products sold during this period, to pay two (2) payments, each in the amount of * as a termination fee. The first payment shall be due and payable upon the date of Change in Control Termination and the second * payment shall be due and payable no later than twelve (12) months after the Change In Control Termination date. LICENSEE shall have no right of set-off or offset regarding the * termination fee.

             Upon payment of all of the above amounts, there shall be no additional monetary obligations due under the Agreement.

             15.4 Termination Option/No Cure Possible/Additional Causes. GUESS may terminate this Agreement immediately upon written notice without any right to cure if any of the following events occur:

                  (a) LICENSEE fails to establish, renew and/or replenish the letter of credit, if such letter of credit is required to be provided in accordance with Section 12.2;

                  (b) GUESS does not receive any payment owed by LICENSEE within thirty (30) days of when payment is due;

                  (c) payment is not received within thirty (30) days of when payment is due, for LICENSEE's purchase of any materials, Advertising items, packaging or services relating to Products (including technical assistance rendered and shipping costs related thereto) from GUESS or any agent or licensee of GUESS or any other supplier of such items;

                  (d) LICENSEE merges or consolidates with or into any other corporation or other entity, or directly or indirectly sells or otherwise transfers, sells or disposes of all or a substantial portion of its business or assets;

                  (e) the Net Sales for any Contract Year do not meet or exceed the Minimum Net Sales required for each of two consecutive Contract Years as stated in EXHIBIT J;

                  (f) returned Products exceed * of total Product units sold in each of two consecutive Contract Years;

                  (g) the combined total of Allowances, Payment Terms Discounts and Closeout Discounts exceed * of Gross Sales of Products for any Contract Year (sales to Guess and Perfumania for their own retail store sales and Internet retail store site do not apply to this limitation);

                  (h) Closeouts exceed * of total Product units sold for each of two consecutive Contract Years;

                  (i) LICENSEE understates royalties and/or payments due for any report or statement by more than *, makes any unreported sales or cash sales, or intentionally reports incorrect or false manufacturing, sales or financial information;

                  (j) LICENSEE is declared bankrupt or is dissolved either compulsorily or voluntarily, or a petition is presented or an order is made or an effective resolution is passed or analogous proceedings are taken for bankruptcy, dissolution, composition, concordance, reorganization or winding-up of LICENSEE, or if LICENSEE convenes a meeting for the purpose of making, or proposes or enters into, any arrangement or composition for the benefit of its creditors, or if an encumbrancer takes possession of, or a receiver or other similar officer is appointed for, the whole or any part of the assets or undertakings of LICENSEE, or if LICENSEE stops payment to its creditors generally, or ceases or threatens to cease to carry on its business or any substantial part thereof, or becomes insolvent or unable to pay or discharge its liabilities in the ordinary course of business, or if LICENSEE assigns the whole or any substantial part of its assets or undertakings for the benefit of creditors;

                  (k) either LICENSEE itself, or any of its suppliers or distributors, manufactures or sells Products without the express authorization of GUESS and LICENSEE permitted, or knew about such manufacture or sale;

                  (l) LICENSEE fails to timely present for sale to the trade a representative collection of the Products or LICENSEE fails to use its best efforts to actively promote and sell the Products or to timely ship to its customers a material portion of the orders of the Products it has accepted;

                  (m) LICENSEE sells or ships the Products to unapproved or disapproved customers or distributors, or to customers or distributors whom LICENSEE knows or should know will resell or ship the Products outside their respective countries;

                  (n) Upon the second occurrence where LICENSEE uses or authorizes the use of Advertising or packaging materials that are not approved by GUESS in advance in writing or that GUESS has disapproved;

                  (o) LICENSEE violates any of the distribution obligations set forth in Sections 6.2 and/or 6.5;

                  (p) LICENSEE manufactures and/or sells any disapproved Products or Products not previously submitted for approval;

                  (q) the quality of the Products is materially lower (as determined by GUESS in its sole and subjective discretion) than those submitted for approval;

                  (r) LICENSEE fails to commence shipping to GUESS-approved accounts in the United States substantial quantities of LICENSEE-produced GUESS men's and women's fragrance Products by November 1, 2005; or

                  (s) any other material agreement between GUESS and LICENSEE is terminated or expires.

                  Notwithstanding anything contained herein, if GUESS elects to provide LICENSEE with notice and an opportunity to cure any breach described in Sections 15.3 or 15.4 (which election is at GUESS's sole discretion), such action will not constitute a waiver of or bar to GUESS's right to strictly enforce immediate termination in the future, without any right to cure, in the event of the same or any other breach.

             15.5 No Assignee. No assignee for the benefit of creditors, receiver, liquidator, sequestrator, trustee in bankruptcy, sheriff or any other officer of the court or official charged with taking over custody of LICENSEE's assets or business shall have any right to continue the performance or rights of LICENSEE under this Agreement.

        16. OBLIGATIONS AT TERMINATION OR EXPIRATION

             16.1 Delivery of IP Rights, Trade Secrets, Signs and Promotional Materials. Within thirty (30) days after the expiration or termination of this Agreement for any reason, LICENSEE shall deliver to GUESS, at no cost to GUESS, all IP Rights and Trade Secrets of GUESS, whether contained in hard copy, in electronic media (including without limitation, on computer hard drive, disk or other medium) or in any other form whatsoever. Without limitation to the foregoing, LICENSEE shall specifically deliver to GUESS all designs, patterns, concepts, unused components (including labels, tags, plaques and similar items), molds, tooling, artwork, sketches, plates, engravings, unused Product packaging which contains any IP Right or Trademark (including bottles, containers, tubes and the like), Product samples, and instructions, ingredient lists and spec sheets developed and/or used, or proposed to be used, in connection with the Products and/or the IP Rights, and whether developed by or on behalf of LICENSEE, GUESS, or any third party. LICENSEE will also retrieve and deliver to GUESS all such materials which may be in the possession or control of its subcontractors, manufacturers or any other third party. LICENSEE shall not retain, and will ensure no such third parties retain, copies of any such materials required to be delivered to GUESS. LICENSEE shall further within such thirty (30) day period, remove and deliver to GUESS all exterior and interior signs and displays bearing the Trademarks or the IP Rights as well as all other promotional materials, including brochures, business cards and letterhead, bearing the Trademarks or the IP Rights. For purposes of this Section, Section 17, and any other provision of this Agreement relating to its termination, "termination" shall be deemed to mean the earlier of (i) GUESS providing notice of termination in accordance with this Agreement, or (ii) an event of termination by operation of this Agreement.

             16.2 Directories and Listings. If applicable, within three (3) days after the expiration or termination of this Agreement for any reason, LICENSEE shall notify in writing all telephone companies, business directories, chambers of commerce and appropriate governmental agencies of the expiration or termination of this Agreement to terminate their listings under any of the Trademarks and shall provide GUESS with copies of such notices.

             16.3 Subcontractors. If LICENSEE has retained manufacturing subcontractors hereunder, LICENSEE shall be responsible for their compliance of any and all obligations under this Agreement that are applicable to such subcontractors.

             16.4 Inventory; Right to Purchase. Not later than forty-five (45) days prior to the expiration of this Agreement or within ten (10) days after the termination of LICENSEE's rights under this Agreement, LICENSEE shall furnish to GUESS a certificate listing its inventory of Products on hand (which shall include, without limitation, all used components and packaging) and work in progress (including without limitation, raw materials and ingredients) together with the location thereof. At GUESS's expense, GUESS shall have the right to conduct a physical inventory of such Products and work in progress. GUESS or its designee shall have the option (but not the obligation) to purchase from LICENSEE all or any part of its respective inventory of Products on hand (which shall include without limitation, all used components and packaging, and raw materials and ingredients) upon the following terms:

                  (a) GUESS shall notify LICENSEE of its or its designee's intention, if any, to exercise this option within thirty
                       (30) days after GUESS's receipt of such certificate and shall specify which of the Products are to be purchased;

                  (b) the price for components, raw material and the Product shall be at LICENSEE's actual cost;

                  (c) LICENSEE shall deliver Products purchased by GUESS or its designee within thirty (30) days or as specified by GUESS after receipt of the notice of GUESS's or its designee's intention to purchase the inventory; and

                  (d) payment shall be due upon delivery; provided, however, that GUESS may deduct from the purchase price for such Products any amounts owed it by LICENSEE.

             16.5 Remaining Products. Products not sold by LICENSEE in accordance with Section 16.4 or this Section 16.5 shall be destroyed, unless the parties agree otherwise in writing.

                  (a) If Agreement Expired. In the event this Agreement has expired in accordance with its terms, as to any Products on hand (which shall include, without limitation, all previously manufactured components and packaging for the Products) not purchased by GUESS, LICENSEE may sell such Products on a non-exclusive basis in accordance with this Agreement and only to customers approved or previously approved and at the time of expiration is in good-standing with GUESS; provided, however, LICENSEE shall have only ninety
(90) days after the date of expiration to sell and ship such Products.

                  (b) If Agreement Terminated. Other than pursuant to the Change In Control Termination in Section 15.3, if the rights granted to LICENSEE under this Agreement have been terminated, LICENSEE may not sell any Products bearing the Trademarks.

             16.6 Licensee's Obligation Regarding Sale of Products.

                  In the event that LICENSEE sells any Products in accordance with this Section, LICENSEE shall:

                  (a) send to GUESS by facsimile the information required on the MONTHLY SALES REPORT attached hereto as EXHIBIT K and the inventory report described in Section 16.4, each within thirty (30) days after the end of each month during the selling period permitted under Section 16.5;

                  (b) send by overnight air courier service the information required on the STATEMENT OF ROYALTIES attached hereto as
                       EXHIBIT I, within thirty (30) days after the end of such permitted selling period, with respect to all sales of Products by LICENSEE during the relevant periods; and

                  (c) pay to GUESS, within thirty (30) days after the expiration of such permitted selling period, the appropriate amount of Trademark Royalty due with respect to sales of Products by LICENSEE during such period. In computing such Trademark Royalties, any permitted deductions from Gross Sales may not be taken after the end of the permitted selling period, and any such deductions which are allowed must be included (if granted) on the final STATEMENT OF ROYALTIES form required under Section 16.6 (b).

        17. EFFECT OF TERMINATION OR EXPIRATION

             17.1 Termination of Rights. Except as specifically provided in
Section 16 above, upon the termination of the rights granted hereunder to LICENSEE under this Agreement or upon the expiration of this Agreement, all rights of LICENSEE to use the Trademarks and the IP Rights, including, without limitation, rights to manufacture, distribute, offer to sell, sell and advertise Products, shall automatically terminate or, as appropriate, be assigned to GUESS. LICENSEE shall execute any instruments requested by GUESS which are necessary or desirable to accomplish or confirm the foregoing. Any such assignment, transfer or conveyance shall be without consideration other than the mutual covenants contained in this Agreement. Additionally, LICENSEE hereby grants, and agrees to cause the appropriate third party to grant to GUESS an irrevocable power of attorney, on behalf of LICENSEE or such third party, as the case may be, to execute any registered user termination documents or agreements in any jurisdiction, and other related or similar documentation, that GUESS determines are necessary or advisable in connection with the termination of LICENSEE's rights hereunder. Following such termination or expiration, GUESS may thereafter license the right to use the Trademarks and/or the IP Rights in connection with the manufacture, wholesale, offer for sale at wholesale, distribution and advertising of the Products in the Territory without any restriction or obligation to LICENSEE.

             17.2 No Use of Trademarks and IP Rights. Except as permitted by GUESS, after the termination of the rights granted to LICENSEE or upon the expiration of this Agreement, LICENSEE shall refrain from further use of the Trademarks and the IP Rights or any other trademark, trade name or other industrial or intellectual property that is:

                  (a) confusingly similar to the Trademarks or to the IP Rights; or

                  (b) associated with, or suggests an association with, the Trademarks and the IP Rights in any way.

             17.3 No Liability. Under no circumstances shall LICENSEE be entitled, directly or indirectly, to any form of compensation or indemnity from GUESS, or its affiliates, licensees or distributors, as a consequence of the expiration or termination of this Agreement, whether as a result of the passage of time, or as the result of any other cause of termination referenced in this Agreement. LICENSEE waives any claim that it has or that it may have in the future against GUESS or its affiliates, licensees or distributors arising from any alleged goodwill created by LICENSEE with respect to the Products or from its alleged creation or the increase of a market for the Products in the Territory. In particular, nothing herein shall be interpreted as making LICENSEE the commercial agent of GUESS; it being understood and agreed by the parties that:

                  (a) all promotional efforts by LICENSEE are under the strict direction and control of GUESS; and

                  (b) LICENSEE's rights under this Agreement may be terminated at any time it breaches the terms hereof or upon expiration of the Initial Term or any Renewal Term hereof, and that in such event LICENSEE is not entitled to compensation, indemnification, or other form of payment from GUESS.

             17.4 Right to Publicize and Offer for Sale. At any time during the two (2) months preceding expiration of this Agreement, GUESS or any new licensee shall have the right to show, publicize, advertise and take orders for the Products and any similar products.

        18. INDEMNIFICATION, REPRESENTATION AND WARRANTIES

             18.1 Indemnification. LICENSEE shall indemnify, protect, hold harmless and defend GUESS, its officers, directors, affiliates, agents and employees from and against any and all claims, suits, losses, liabilities, expenses and damages, including costs of suit and attorneys' fees, arising out of or in any way connected with: the design, creation, manufacture, sale, distribution, labeling or Advertisement of any Product by or on behalf of LICENSEE; any alleged defect in a Product or related to a Product; any claim of harm or injury resulting from use of a Product; the claim of any broker, finder or agent in connection with the making of this Agreement or any transactions contemplated by this Agreement, or the claim of any entity that actions taken or omitted to be taken by LICENSEE bind or otherwise obligate GUESS in any way (except as specifically provided herein); the claim of any landlord, distributor, retailer, agent or other person or entity that termination or expiration of this Agreement caused it damage; the breach of this Agreement; or the inaccuracy of any representation or warranty made by LICENSEE herein. Compliance by LICENSEE with the insurance provisions of this Agreement shall not relieve LICENSEE of its duty to indemnify and defend GUESS under this Section. The duty to indemnify and defend survives the termination or expiration of this Agreement.

             18.2 Defense Counsel. LICENSEE shall defend GUESS, with counsel acceptable to LICENSEE and GUESS, with respect to each and every claim for which GUESS is indemnified by LICENSEE under this Agreement. LICENSEE shall pay for the services of such counsel upon counsel's presentation of legal bills or requests for retainer.

             18.3 Authority. Each of the parties represents and warrants that it has the full right, power and authority to enter into this Agreement and to perform all of its respective obligations, that it is under no legal impediment which would prevent its entering into and performing fully its obligations under this Agreement, and that it is financially capable of performing such obligations.

             18.4 Compliance With Laws. LICENSEE shall perform or cause to be performed, prior to the offer of any Products in the marketplace, all necessary tests required by applicable law throughout the Territory, if any, to confirm the safety and effectiveness of the Products. The results of such tests shall be promptly provided to GUESS. Such tests shall continue to be performed on a random sample of Products during the Term of this Agreement. LICENSEE shall also keep itself informed of safety and medical requirements concerning products similar to the Products, and will promptly comply with all relevant laws applicable thereto throughout the Territory. LICENSEE shall further take all actions required by any local, provincial, national, state or regional agency, government or commission in connection with the Products (including without limitation remedial actions such as Product recalls), and also in order to carry out the purposes of the rights licensed hereunder, all in compliance with applicable law. LICENSEE shall immediately provide GUESS with copies of any communication to or from any such agency, government or commission that relates to or affects this Agreement, the Trademarks or the IP Rights, or the Products. Without limitation to the foregoing, LICENSEE shall not engage in any unfair or illegal trade practices or commit any acts or engage in any transactions that would reflect adversely upon the goodwill associated with GUESS, the Trademarks, the IP Rights, or the Products.

             18.5 LICENSEE Representations and Warranties. LICENSEE represents and warrants to GUESS that:

                  (a) LICENSEE is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware;

                  (b) the audited financial statements previously furnished to GUESS by LICENSEE are complete and correct in all material respects and represent accurately the financial position of LICENSEE at the time this Agreement is executed;

                  (c) no event has occurred that would have a material impact on the business, operations or condition (financial or otherwise) of LICENSEE;

                  (d) LICENSEE has the ability and capacity to perform its obligations hereunder or to cause such obligations to be performed; and

                  (e) any intellectual or industrial property materials (including without limitation, concepts, molds, designs, patterns, labels, bottles, packaging, containers, logos and promotional items) to be submitted by LICENSEE to GUESS for approval are original and do not infringe the rights of any other person, and are not confusingly similar to any other intellectual or industrial property.

Upon request, LICENSEE shall provide GUESS with a written certification that all such representations and warranties remain true and accurate as of the date of such certification.

             18.6 GUESS Representations and Warranties; Indemnification. GUESS represents and warrants to LICENSEE that:

                  (a) GUESS is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware; and

                  (b) GUESS has the ability and capacity to perform its obligations hereunder or to cause such obligations to be performed.

             GUESS agrees to indemnify, protect, hold harmless and defend LICENSEE, its officers, directors, employees, and affiliates, from and against any and all claims, suits, losses, liabilities, expenses and damages (including costs of suit and reasonable attorneys' fees) reasonably incurred by LICENSEE and arising out of any claim ("Claim") that LICENSEE's use of the Trademarks infringe the trademark rights of a third party in the Territory, provided that
(i) LICENSEE's use of the Trademarks is made in strict accordance with this Agreement, (ii) LICENSEE notifies GUESS of such Claim immediately after LICENSEE learns of such Claim, (iii) GUESS has exclusive control over the defense or settlement of any proceedings related to such Claim, (iv) LICENSEE provides GUESS such assistance in relation to such proceedings as GUESS may reasonably request, and (v) LICENSEE complies with any settlement or court order arising from such proceedings, including any settlement or order that requires a change to LICENSEE's use of the Trademarks or the Products. GUESS shall have the right to terminate LICENSEE's right to use the Trademarks in a particular country or countries, without further liability to LICENSEE, if GUESS determines, in its sole discretion, that it cannot prevail over any Claim in such country(ies). Notwithstanding the foregoing, in no event will the indemnification provided by GUESS exceed the amount of the Trademark Royalties received by GUESS under this Agreement at the time of such Claim.

             18.7 No Warranty or Representation by GUESS. Except as specifically provided in this Agreement, GUESS makes no representation or warranty, either express or implied, as to any matter whatsoever, including, without limitation, the design, merchantability, durability, suitability of any product or other item or the fitness of any product or other item for a particular purpose.

        19. APPROVAL PROCEDURES

             The approval of GUESS or the exercise of its discretion as to any request or proposal made by LICENSEE under any section of this Agreement shall be at the absolute and sole subjective discretion of GUESS. All packaging, designs and artwork, advertising image and artwork, collateral materials design and artwork, gift-with-purchase designs and artwork and press releases related to the Product and/or the GUESS brand must be submitted to GUESS for written approval prior to manufacture, distribution or sale. Such submittals must be accompanied by a LICENSED PRODUCT APPROVAL FORM. Upon receipt of these submittals, GUESS shall have ten (10) business days to review and provide written approval or disapproval (with direction for correcting any element(s) disapproved). If LICENSEE does not receive either a written approval or disapproval with direction for correction from GUESS within ten (10) business days from receipt, the item(s) shall be deemed APPROVED by GUESS. In each such instance where GUESS fails to respond to LICENSEE, LICENSEE shall send a notice to GUESS of the approval after the ten (10) business day period. LICENSEE shall submit to GUESS the fragrance scent for review, panel testing and recommendations and GUESS and LICENSEE shall mutually agree on a final scent selection. GUESS has no obligation to approve, review or consider any item that does not strictly comply with the required submission procedures, however, GUESS shall inform LICENSEE of any procedural non-compliance. Approval by GUESS shall not be construed as a determination that the approved matter complies with all applicable regulations and laws.

             LICENSEE acknowledges and agrees that GUESS's approval or disapproval of any matter under this Agreement is solely for the purpose of protecting and maintaining GUESS's rights and interests in, and the quality, reputation, image and prestige of, the Products, the Trademarks and the IP Rights, and related goodwill, and that nothing in any action taken or omission made by GUESS with respect to the approval or disapproval of any matter shall be deemed to be business advice to or participation in the business activities of LICENSEE. LICENSEE acknowledges and agrees that any approval or disapproval of any matter under this Agreement is reasonable and necessary to protect and maintain the Trademarks, GUESS's rights and interest in, and the quality, reputation, image and prestige of, the Products, the Trademarks and the IP Rights, and related goodwill and to prevent consumer confusion in connection therewith. LICENSEE further acknowledges and agrees that GUESS is not offering, requiring or imposing any specific marketing advice or sales plan or marketing guidelines with respect to LICENSEE's operations.

        20. ARBITRATION

             20.1 Parties' Consent to Arbitration. Except as otherwise provided in this Agreement, GUESS and LICENSEE consent and submit to the exclusive jurisdiction and venue of the State of California, County of Los Angeles, for the adjudication of any dispute between GUESS and LICENSEE that arises out of or relates to this Agreement. Except as provided in this Agreement, any dispute, controversy or claim arising out of or relating to this Agreement shall be settled by binding arbitration heard by one (1) arbitrator (who shall be an attorney with experience in trademark matters), in accordance with the Commercial Arbitration Rules ("Rules") of the American Arbitration Association. The arbitrator shall be appointed in accordance with the Rules. The parties hereto agree that the venue of such arbitration shall be the County of Los Angeles, California.

             20.2 Powers. The arbitrator shall be bound by the terms and conditions of this Agreement and shall have no power, in rendering the award, to alter or depart from any express provision of this Agreement, and the failure to observe this limitation shall constitute grounds for vacating the award. Except as otherwise provided in this Agreement, the arbitrator shall apply the law specified in Section 21 below. Any award of the arbitrator shall be final and binding upon the parties and judgment may be entered in any court of competent jurisdiction, including, without limitation, the courts of the State of California or any federal court in California, or any court of competent jurisdiction within the Territory. The award and judgment thereon shall include interest at the legal rate from the date that the sum awarded to the prevailing party was originally due and payable, and attorneys' fees and other arbitration costs, including, without limitation, costs associated with expert witnesses.

             20.3 Provisional Remedies. All provisional remedies shall be within the exclusive jurisdiction of the courts. The parties may seek and obtain provisional remedies prior to or contemporaneously with arbitration. LICENSEE acknowledges and admits that the Trademarks and the IP Rights possess a special, unique and extraordinary character, which makes difficult the assessment of monetary damages that GUESS might sustain by any use which is inconsistent with this Agreement, and that irreparable injury would be caused to GUESS by any use of the Trademarks and/or IP Rights that is inconsistent with this Agreement, such that injunctive and similar relief would be appropriate. Accordingly, without prejudice to any other right and/or remedy GUESS may have under this Agreement or the law, if, after notice by GUESS, LICENSEE fails to take any action that LICENSEE is obligated to take under this Agreement, pertaining to the Products, the Trademarks and/or the IP Rights, then GUESS shall be entitled to an award of injunctive relief, specific performance to compel such action, and/or other provisional relief.

             20.4 Entitlement to Costs. If any legal action or dispute arises under this Agreement, arises by reason of any asserted breach of it, or arises between the parties and is related in any way to the subject matter of the Agreement, the prevailing party shall be entitled to recover all costs and expenses, including reasonable attorneys' fees, investigative costs, reasonable accounting fees and charges for experts. The "prevailing party" shall be the party who obtains a provisional remedy such as a preliminary injunction or who is entitled to recover its reasonable costs of suit, whether or not the suit proceeds to final judgment; if there is no court action, the prevailing party shall be the party who wins any dispute. A party need not be awarded money damages or all relief sought in order to be considered the "prevailing party" by the arbitrator(s) or a court.

        21. GOVERNING LAW

             All questions concerning this Agreement, the rights and obligations of the parties, enforcement and validity, effect, interpretation and construction which are governed by state law shall be determined under the laws of the State of California. United States federal law shall apply to all other issues; however, if a provisional remedy is sought, the law of the place where such remedy is sought shall apply.

        22. RELATIONSHIP OF PARTIES

             This Agreement shall not be construed to place the parties in the relationship of legal representatives, partners, joint venturers or agents of or with each other. Under this Agreement, LICENSEE is an independent contractor and shall be solely responsible for the payment of all income tax withholding, payroll taxes, contributions and other obligations relating to LICENSEE's employment and compensation of its employees and consultants. No party shall have any power to obligate or bind any other party in any manner whatsoever, except as specifically provided herein.

        23. ASSIGNABILITY

             This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties. GUESS may freely assign all of its rights, duties and obligations, in whole or in part. The rights granted to LICENSEE hereunder are unique and personal in nature, and neither this Agreement nor the rights granted to LICENSEE hereunder (including without limitation, rights in and to the Products) may be assigned, transferred, pledged, encumbered or hypothecated by LICENSEE without GUESS's prior written approval. Any attempt by LICENSEE to transfer any of its rights or obligations under this Agreement, whether by assignment, sublicense or otherwise, without having received the prior written approval of GUESS, shall constitute a default hereunder, but shall otherwise be null and void.

        24. INTERPRETATION

             This Agreement shall be interpreted to give GUESS maximum control of the Trademarks and IP Rights and their usage. Any uncertainty or ambiguity with respect to any provision of this Agreement shall not be construed for or against any party based on attribution of drafting to either party. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        25. WAIVER AND INTEGRATION

             The failure of a party to insist upon strict adherence to any term or provision of this Agreement, or to object to any failure to comply with any term or provision of this Agreement, shall not be a waiver of that term or provision, estop that party from enforcing that term or provision, or preclude that party from enforcing that term or provision by estoppel or by laches. The receipt by a party of any benefit from this Agreement (including without limitation royalty or other payments, and including whether or not accepted after the respective due date(s)) shall neither constitute such party's waiver nor effect an estoppel on the right of that party to enforce any provision hereof. None of the terms of this Agreement shall be deemed to be waived or modified, except by an express agreement in writing, signed by an authorized officer of the party against whom enforcement of the waiver or modification is sought, supported by new consideration.

        26. NOTICES AND COMMUNICATIONS

             Any notice, communication or legal service of process required or permitted under this Agreement shall be effective when personally delivered in writing; or on the date when the notice, service or communication is transmitted by electronic facsimile (with a confirmation copy to be sent by mail); or the day after the notice, service or communication is sent by overnight air courier service; or five (5) days after the date of mailing. All notices shall be sent to the parties at the notice addresses listed below or to such other persons and notice addresses as may be designated in writing by the parties to each other. The date a notice shall be deemed to be transmitted, sent via overnight air courier or mailed shall be the date at the notifier's place of business at the time of the transmission, sending or mailing.

TO GUESS:              GUESS?, INC.
                       1444 South Alameda Street
                       Los Angeles, California 90021, U.S.A.
                       Attention: Legal Department
                       Telephone: (213) 765-3100
                       Facsimile: (213) 744-7821

TO LICENSEE:           PARLUX FRAGRANCES, INC.
                       3725 S.W. 30th Avenue
                       Fort Lauderdale, Florida  33312, U.S.A.
                       Attention: Ilia Lekach
                       Telephone:  (954) 316-9008
                       Facsimile:  (954) 316-8155

WITH A COPY TO:        MITCHELL SCHRAGE & ASSOCIATES
                       126 East 56th Street
                       New York, New York 10022, U.S.A.
                       Attention: Mitchell R. Schrage, Esq.
                       Facsimile:  (212) 758-1616

        27. SEVERABILITY

             The provisions of this Agreement are severable, and if any provision shall be held invalid or unenforceable, in whole or in part, in any jurisdiction, then such invalidity or unenforceability shall affect only such provision, and shall not affect such provision in any other jurisdiction. To the extent legally permissible, a provision which reflects the original intent of the parties shall be substituted for such invalid or unenforceable provision.

        28. SURVIVAL

             All obligations of the parties of a continuing nature, including without limitation those concerning trademark rights, indemnities and trade secrets, shall survive the termination or expiration of this Agreement.

        29. EXHIBITS

             The Exhibits attached hereto and as revised by agreement of the parties from time to time are hereby incorporated by reference and form integral parts hereof. The reporting, approval and other similar forms of GUESS attached as Exhibits hereto may be revised by GUESS at any time and from time to time.

        30. ENTIRE AGREEMENT; LANGUAGE; COUNTERPARTS

             This Agreement, including all Exhibits, constitutes the entire agreement between the parties with respect to, and supersedes all prior negotiations, agreements and understandings between the parties concerning, the subject matter hereof. This writing is intended as the final, complete and exclusive statement of the terms of the agreement between the parties with respect to the subject matter hereof and may only be amended in writing. All communications relating to this Agreement shall be in English. If LICENSEE transmits any information to GUESS in any other language, GUESS may have such documents translated, and LICENSEE shall pay all costs of such translation. If LICENSEE has this Agreement translated for the purpose of submitting it to any local, provincial or national government or official body, GUESS shall have the right to review and correct the translation prior to submission to any government or official body. The English original shall control the relationship between GUESS and LICENSEE. All hearings related to any dispute concerning this Agreement shall be in English, unless otherwise requested by GUESS.

             This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused their duly-authorized representatives to execute this Agreement as of the date first-above written.

PARLUX FRAGRANCES, INC.                     GUESS?, INC.

By:  /s/ Ilia Lekach                        By:  /s/ Paul Marciano
     ---------------                             -----------------
     Ilia Lekach                                 Paul Marciano
     Chairman and                                Co-Chairman and
     Chief Executive Officer                     Co-Chief Executive Officer

                                            GUESS? IP HOLDER L.P.

                                            By:  /s/ Deborah S. Siegel
                                                 ---------------------
                                                 Deborah S. Siegel
                                                 Secretary

                                    EXHIBIT A
                                   TRADEMARKS

                                      GUESS

                                     GUESS?

                           GUESS? AND TRIANGLE DESIGN

                                   BABY GUESS?

                                    EXHIBIT B
                         LICENSED PRODUCT APPROVAL FORM

[LOGO]  GUESS?, INC.

                         LICENSED PRODUCT APPROVAL FORM

NAME OF LICENSEE:
                  ------------------------------------------------

LICENSED PRODUCT:
                  ------------------------------------------------

SEASON:
         --------------------------------------------

SKU#:
        ------------------------------------

COMMENTS:

----------------------------------------------                    ---------------------------------------------------------------

----------------------------------------------

----------------------------------------------                                          PLACE PHOTO HERE

----------------------------------------------

----------------------------------------------

                                                                  ---------------------------------------------------------------

[ ] NEW SUBMISSION   [ ] CARRYOVER

     WHOLESALE $ _____________________________

     RETAIL $ __________________________________

     SIZES  _____________________________________

     START TAKING ORDERS  ___________________

     END TAKING ORDERS  _____________________

     START SHIP  _______________________________

     END SHIP  _________________________________

---------------------------------------               --------------------------
        SIGNATURE OF LICENSEE                             SIGNATURE OF LICENSOR

[ ] APPROVED              [ ] APPROVED WITH CHANGE           [ ] DISAPPROVED

                                    EXHIBIT C
                       LICENSED PROPERTY USE APPROVAL FORM

[LOGO] GUESS?, INC.

                       LICENSED PROPERTY USE APPROVAL FORM
             All uses of GUESS? Trademarks that are not advertising
                 (e.g.: stationery, packaging, displays, etc.)

                                                      --------------------------
                                                         GUESS? USE ONLY

Name of Licensee _________________________________    Date use submitted________

Submitted Product ________________________________    Date use returned_________
                                                      --------------------------

--------------------------------------------------------------------------------

Description of use:
                    ------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[ ] Concept Design   [ ] Color Indication    [ ]  Finished Art   [ ] Production Sample  [ ] Final Sample

[ ] Approved__________________________________________     [ ] Disapproved_______________________________

Comments/Suggestions:
                      ---------------------------------------------------------------------------------------------

                      ---------------------------------------------------------------------------------------------

                      ---------------------------------------------------------------------------------------------

        ATTACH A SAMPLE OF USE IN THIS SPACE OR AFFIX TO A SEPARATE PAGE

----------------------------------              --------------------------------
Signature of Licensee                           Signature of GUESS? Coordinator

                                   EXHIBIT D-1
                                    CUSTOMERS

                LISTING OF UNITED STATES CHANNELS OF DISTRIBUTION

ALL CUSTOMERS HAVE AN LWP OF *

Federated Group
         Bloomingdale's
         Burdines
         Macy's East
         Macy's West
         Rich's / Lazarus / Goldsmith's
         The Bon Marche
May Corp.
         Famous Barr
         Filene's / Kaufman's
         Foley's
         Hecht's
         Lord & Taylor
         Robinson May / Meier & Frank
Saks, Inc. Group
         Carsons/Herbergers/Younkers
         Proffitt's / McRaes
         Parisian's
         Sak's
Belk's
Boscov's
Dillards
Elder Beerman
Gottschalks
Marshall Fields
Nieman Marcus
Nordstrom's
Peebles
The Bon Ton
Von Maur
Military bases, including AAFES and Navy
Spiegel

                                   EXHIBIT D-2
                              CUSTOMER PROFILE FORM

[LOGO] GUESS?, INC.

                              CUSTOMER PROFILE FORM

----------------------------------------------------------------- ---------------------------------------------------------------
CORPORATE NAME                                                    DBA NAME

----------------------------------------------------------------- ---------------------------------------------------------------
OWNERS NAME                                                       BUYERS NAME

----------------------------------------------------------------- ---------------------------------------------------------------
ADDRESS                                                           CITY

----------------------------------------------------------------- ---------------------------------------------------------------
STATE                                                             COUNTRY                                ZIP

----------------------------------------------------------------- -------------------------------------- ------------------------
PHONE(S) FAX DATE

----------------------------------------------------------------- -------------------------------------- ------------------------

1. Type of Account: [ ] Specialty            [ ] Department            [ ] Other

    Year Business Established                                          At present location since
                              --------------------------------                                   ------------------

2.  Are you currently doing business with GUESS?  [ ] No  [ ] Yes  Account #                   Division
                                                                             ----------------           -------

3. Check the type(s) of merchandise you currently carry in your store(s).

[ ] Perfume      [ ] Accessories       [ ] Other (Please list)
                                                                ----------------------------------------------------

      --------------------------------------------------------------------------------------------------------------

4. List the key manufacturers you currently carry in your store(s). (Include GUESS? Licensees, if applicable)

    a                                                         d
       -------------------------------------                     -----------------------------------------

    b                                                         e
       -------------------------------------                     -----------------------------------------

    c                                                         f
       -------------------------------------                     -----------------------------------------

5.  Number of stores that you currently operate               List your store locations.  (Attach additional sheets, if
    Check stores where Guess? will be carried: -------------   necessary)

    [ ]                                                        [ ]
        ----------------------------------------------------       -----------------------------------------------------

    [ ]                                                        [ ]
        ----------------------------------------------------       -----------------------------------------------------

    [ ]                                                        [ ]
        ----------------------------------------------------       -----------------------------------------------------

6. Comments
            ------------------------------------------------------------------------------------------------------------

------------------------------------           ---------------------------------
GUESS? DECLINE                                 GUESS? APPROVAL

Please submit typed profile to:

                             PARLUX FRAGRANCES, INC.
                               3725 SW 30th Avenue
                            Ft. Lauderdale, FL 33312

*ALL APPLICATIONS MUST BE SUBMITTED WITH INTERIOR AND EXTERIOR PHOTOS.

           GUESS(R) Under Trademark License to Parlux Fragrances, Inc.

                                   EXHIBIT E-1
                                  DISTRIBUTORS

  * PAGES 55-59

                                   EXHIBIT E-2
                           DISTRIBUTION APPROVAL FORM

[LOGO] GUESS?, INC

                                                              Page _____ of ____
                                                      Date
                                                          ----------------------

FORM MUST BE SUBMITTED COMPLETE & SENT TO:         GUESS?, INC./LICENSING DEPT.
                                                   1444 SOUTH ALAMEDA STREET
                                                   LOS ANGELES, CA  90021
                                                   TEL: (213) 765-3100
                                                   FAX: (213) 765-3666

                           DISTRIBUTION APPROVAL FORM
                           --------------------------

Name of Licensee:
                  -------------------------------------------------------------

Licensed Product (s):
                      ---------------------------------------------------------

Country in the territory you are interested in distributing in / shipping to:
(Please use one form for each country)

                        --------------------------------

1. Please give us the name and address of the distributor, the various products/labels they currently distribute as well as the volume they shipped the last 3 years for each brand.

         Name:
                  --------------------------------------------

   BRAND (S)                            YEAR 1                       YEAR 2                       YEAR 3
_____________                   U.S. $ ___________           U.S. $ ___________           U.S. $ ___________
_____________                   U.S. $ ___________           U.S. $ ___________           U.S. $ ___________
_____________                   U.S. $ ___________           U.S. $ ___________           U.S. $ ___________

2. If your distributor is planning to distribute full-scale throughout the country, please give the amount they are guaranteeing to purchase from you for the next 3 years.

         Year 1               ____________units          U.S. $ ______________
         Year 2               ____________units          U.S. $ ______________
         Year 3               ____________units          U.S. $ ______________

3. Have you reviewed the proposed distributor's financial documents and find them acceptable?

                [ ] Yes                     [ ] No

         Comments:
                   ----------------------------------------------------------

4. The following must accompany this form if you are seeking to assign a distributor to sell throughout the territory:

    ____       Brochure of distributor (if available); including product photos.

    ____       Background information / history
               (i.e. how long they have been in business, levels of distribution, experience in the marketplace, references, etc.)

    ____       Pictures of the distributor's showroom (if applicable)

5. Please list the full address, fax number and a contact name of the proposed distributor.

         Address:
                    ------------------------------------------------------------
         Fax Number:
                    ---------------------------------
         Contact Name:
                        --------------------------------------------------------

6.
         ----------------------------        ----------------------------------
         Signature of Licensee              Signature of Licensor - Guess?, Inc.

[ ] Approved                         [ ] Disapproved

Date:
         ---------------------------

                                    EXHIBIT F
                            ADVERTISING APPROVAL FORM

[LOGO] GUESS?, INC.
                                                   Date Returned:   ____________

                            ADVERTISING APPROVAL FORM
                            -------------------------
                 Submissions may be approved only in writing and
                         only if all changes are made.

Name of Licensee/Distributor:
                             ---------------------------------------------------

Licensed Product Specific to Submission:
                                       -----------------------------------------

--------------------------------------------------------------------------------
                               ARTWORK SUBMISSION
--------------------------------------------------------------------------------

PRINT             (Magazine, Newspaper)

         Name of publication:
                           -----------------------------------------------------

         Issue Date:
                           -----------------------------------------------------

         Image number(s):
                           -----------------------------------------------------

         Ad position (as detailed as possible):

         [ ] LEFT-HAND PAGE      [ ] RIGHT-HAND PAGE     [ ] DOUBLE-PAGE SPREAD

OUTDOOR  (Billboards, Bus Shelters, Lighted Boxes, Phone Kiosks)

         Posting dates (be specific):
                                    --------------------------------------------

         Posting area (include city & area):

         Dimensions:
                    ------------------------------------------------------------

         OTHER      Description:
                               -------------------------------------------------

--------------------------------------------------------------------------------
                             PUBLICATION SUBMISSION
--------------------------------------------------------------------------------

Name of publication:
                           -----------------------------------------------------
         (A copy of the magazine or newspaper must be included)

Frequency (check one):     [ ] Daily         [ ]  Weekly            [ ] Monthly

Comments/Suggestions:
                           -----------------------------------------------------

--------------------------------------------------------------------------------
                               FOR GUESS? USE ONLY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Please follow the applicable instructions:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------       ---------------------------          -------------------------

Approved          Approved with above changes             Disapproved
--------------------------------------------------------------------------------

[LOGO] GUESS?, INC.
                                                   Date Returned:   ____________

                       SPECIAL EVENT CONCEPT APPROVAL FORM
                       -----------------------------------
                 Submissionsmay be approved only in writing and
                     only if all changes are made. This form
                      is only to approve the concept of the
                                     event.

       All event details must be submitted to your advertising contact at least four (4) weeks prior to the event date.

Name of Licensee/Distributor:
                           -----------------------------------------------------

Country where this event will take place:
                                         ---------------------------------------
Event date(s) and time:

Type of Event:     [ ] Trade Show    [ ] Fashion Show     [ ] New Store Opening

                   [ ] Other
                           -----------------------------------------------------

Is this currently budgeted?                   [ ]   YES       [ ]  NO

Who will pay for this event?
                            ---------------------------------------------------

What is the estimated expenditure cost?
                                       -----------------------------------------

Will there be advertising to support this event?      [ ] YES       [ ] NO

    If yes, what?
                  --------------------------------------------------------------
                  * An ADVERTISING APPROVAL FORM MUST BE SUBMITTED FOR EACH
                    ADVERTISING MEDIUM.

Submitted by:                                           Date:
            -----------------------------------             --------------------

--------------------------------------------------------------------------------
                               FOR GUESS? USE ONLY
--------------------------------------------------------------------------------

         Please follow the applicable instructions:
--------------------------------------------------------------------------------

         This event is:       [ ]  APPROVED               [ ]  DISAPPROVED

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------       ----------------     --------------------------------

Licensee/Distributor       Regional Manager     Regional Advertising Coordinator
--------------------------------------------------------------------------------

* This form must contain three signatures, one from each of the individuals listed above, to be considered APPROVED.
--------------------------------------------------------------------------------

                                    EXHIBIT G
                             ADVERTISING BUDGET FORM

[LOGO] GUESS?, INC.

--------------------------------------------------------------------------------
                         ANNUAL ADVERTISING BUDGET FORM
--------------------------------------------------------------------------------
                                Name of Licensee:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Licensed Product:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Territory/Country:
--------------------------------------------------------------------------------

                                                                      ------------------------------------
                                                   Projected Sales    US$
                                                                      ------------------------------------
                                                      Period from:
                                                                      ------------------------------------
                                                               to:
                                                                      ------------------------------------
                               Projected Advertising Expenditures:    US$
                                                                      ------------------------------------
                                                      Period from:
                                                                      ------------------------------------
                                                               to:
                                                                      ------------------------------------

------------------------------------------------------------------------ -----------------------------------
                                   TYPE OF ADVERTISING                                  US$
------------------------------------------------------------------------ -----------------------------------
Consumer Advertising (List)
------------------------------------------------------------------------ -----------------------------------
Trade Advertising (List)
------------------------------------------------------------------------ -----------------------------------
Co-Op Advertising (List Department Stores)
------------------------------------------------------------------------ -----------------------------------
Newspapers (List)
------------------------------------------------------------------------ -----------------------------------
Charities (List)
------------------------------------------------------------------------ -----------------------------------
Sponsorships (List)
------------------------------------------------------------------------ -----------------------------------
Special Events (List)
------------------------------------------------------------------------ -----------------------------------
Billboards (List Cities)
------------------------------------------------------------------------ -----------------------------------
Promotional Items (List)
------------------------------------------------------------------------ -----------------------------------
TV / Cinema (List)
------------------------------------------------------------------------ -----------------------------------
Radio (List)
------------------------------------------------------------------------ -----------------------------------
Bus Shelters (List Cities)
------------------------------------------------------------------------ -----------------------------------
Product Provided to Celebrities (List)
------------------------------------------------------------------------ -----------------------------------
POS Materials
------------------------------------------------------------------------ -----------------------------------
Production Fees & Shoot Fees
------------------------------------------------------------------------ -----------------------------------
Posters & Banners
------------------------------------------------------------------------ -----------------------------------
PR Consultant Fees (List Functions)
------------------------------------------------------------------------ -----------------------------------
Other (List)
------------------------------------------------------------------------ -----------------------------------
                                                                TOTALS:   US$
------------------------------------------------------------------------ -----------------------------------

------------------------------------------------------------------------------------------------------------
               PLEASE COMPLETE SEPARATE FORMS FOR EACH COUNTRY IN
                 YOUR LICENSED TERRITORY, AND ATTACH ADDITIONAL
                              SHEETS AS NECESSARY.
------------------------------------------------------------------------------------------------------------

                                    EXHIBIT H
                                 ROYALTY MINIMUM

Contract Year                                                    Royalty Minimum
-------------                                                    ---------------

                                            Initial Term
                                            ------------

First Contract Year
November 1, 2003 - December 31, 2005                                    *

Second Contract Year
January 1, 2006 - December 31, 2006                                     *

Third Contract Year
January 1, 2007 - December 31, 2007                                     *

Fourth Contract Year
January 1, 2008 - December 31, 2008                                     *

Fifth Contract Year
January 1, 2009 - December 31, 2009                                     *

                                            Renewal Term
                                            ------------

Sixth Contract Year
January 1, 2010 - December 31, 2010                                     *

Seventh Contract Year
January 1, 2011 - December 31, 2011                                     *

Eighth Contract Year
January 1, 2012 - December 31, 2012                                     *

Ninth Contract Year
January 1, 2013 - December 31, 2013                                     *

Tenth Contract Year
January 1, 2014 - December 31, 2014                                     *

                                    EXHIBIT I
                             STATEMENT OF ROYALTIES

GUESS [LOGO] GUESS? LICENSING, INC.

                                                          STATEMENT OF ROYALTIES
-----------------------------------------
LICENSEE NAME -  PARLUX FRAGRANCES, INC.
-----------------------------------------
LICENSEE ADDRESS
-----------------------------------------

                                                                           FOR  ____________   TO  ___________
-----------------------------------------
                                                                                             (Month)
-----------------------------------------
LICENSEE PRODUCT LINE -
-----------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                 SALES CLASSIFICATIONS                        NUMBER            NUMBER         NUMBER         MSRP          GROSS
      ALL COLUMNS MUST BE COMPLETED FOR ALL SALES             TOTAL            CLOSEOUT         UNITS                       SALES
                   CLASSIFICATIONS.                           UNITS             UNITS         RETURNED
               IF ZERO, PLEASE INDICATE.                     SHIPPED           SHIPPED
-----------------------------------------------------------------------------------------------------------------------------------
DOMESTIC SALES
-----------------------------------------------------------------------------------------------------------------------------------
     Regular Accounts
-----------------------------------------------------------------------------------------------------------------------------------
     Samples
-----------------------------------------------------------------------------------------------------------------------------------
     Closeouts
-----------------------------------------------------------------------------------------------------------------------------------
     Licensee-Owned Retail Location
-----------------------------------------------------------------------------------------------------------------------------------
     Guess?, Inc. Retail Stores
-----------------------------------------------------------------------------------------------------------------------------------
     Guess?, Inc. Factory Stores
-----------------------------------------------------------------------------------------------------------------------------------
     Perfumania
-----------------------------------------------------------------------------------------------------------------------------------
     Miscellaneous
  SUB-TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
APPROVED INTERNATIONAL SALES
-----------------------------------------------------------------------------------------------------------------------------------
                                                 TOTALS
                                                        ---------------------------------------------------------------------------

[restubbed]
                                                                                                                  ROYALTY RATE    *
-----------------------------------------------------------------------------------------------------------------------------------
                 SALES CLASSIFICATIONS                    LESS:      LESS:           LESS:          LESS:    NET SALES    ROYALTY
      ALL COLUMNS MUST BE COMPLETED FOR ALL SALES      ALLOWANCES   PAYMENT         CLOSEOUT       RETURNS    DOLLARS      AMOUNT
                   CLASSIFICATIONS.                                   TERM         DISCOUNTS                               $U.S.
               IF ZERO, PLEASE INDICATE.                           DISCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
DOMESTIC SALES
-----------------------------------------------------------------------------------------------------------------------------------
     Regular Accounts
-----------------------------------------------------------------------------------------------------------------------------------
     Samples
-----------------------------------------------------------------------------------------------------------------------------------
     Closeouts
-----------------------------------------------------------------------------------------------------------------------------------
     Licensee-Owned Retail Location
-----------------------------------------------------------------------------------------------------------------------------------
     Guess?, Inc. Retail Stores
-----------------------------------------------------------------------------------------------------------------------------------
     Guess?, Inc. Factory Stores
-----------------------------------------------------------------------------------------------------------------------------------
     Perfumania
-----------------------------------------------------------------------------------------------------------------------------------
     Miscellaneous
  SUB-TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
APPROVED INTERNATIONAL SALES
-----------------------------------------------------------------------------------------------------------------------------------
                                          TOTALS
                                                       ----------------------------------------------------------------------------
                                                                                    SIGNED BY :
                                                                                                -------------------------

                                    EXHIBIT J
                                MINIMUM NET SALES

Contract Year                                                 Minimum Net Sales
-------------                                                 -----------------

                                            Initial Term
                                            ------------

First Contract Year
November 1, 2003 - December 31, 2005                           *

Second Contract Year
January 1, 2006 - December 31, 2006                            *

Third Contract Year
January 1, 2007 - December 31, 2007                            *

Fourth Contract Year
January 1, 2008 - December 31, 2008                            *

Fifth Contract Year
January 1, 2009 - December 31, 2009                            *

                                            Renewal Term
                                            ------------

Sixth Contract Year
January 1, 2010 - December 31, 2010                            *

Seventh Contract Year                                          *
January 1, 2011 - December 31, 2011

Eighth Contract Year
January 1, 2012 - December 31, 2012                            *

Ninth Contract Year
January 1, 2013 - December 31, 2013                            *

Tenth Contract Year
January 1, 2014 - December 31, 2014                            *

                                    EXHIBIT K
                              MONTHLY SALES REPORT

GUESS [LOGO] GUESS? INC.
                                                     SUBMIT TO THE ATTENTION OF:
                                                                    GUESS?, INC.
                                         TEL: (213) 765-3100 FAX: (213) 765-3666

--------------------------------------------------------------------------------
                              MONTHLY SALES REPORT
--------------------------------------------------------------------------------

LICENSEE:             __________________________________________________________

LICENSED PRODUCT(S):  __________________________________________________________

MONTH REPORTED:       __________________________________________________________

           GROSS SALES:  ____________________

           DEDUCTIONS:   ____________________

           NET SALES:

      PLEASE FAX THIS FORM TO GUESS?, INC. NO LATER THAN THIRTY (30) DAYS
         AFTER THE END OF EACH OF THE FIRST TWO MONTHS OF EACH QUARTER.

                                    EXHIBIT L
                            SYSTEMS REQUIREMENTS LIST

        In order to determine the necessary systems requirements, GUESS will require a full disclosure and/or detailed diagram of the management information system in place at LICENSEE's principal place of business as noted in Section 26 herein. This includes, but is not limited to, the following:

            o   business systems hardware model name;

            o business application software names, functional description and version;

            o electronic communications - EDI and e-mail - capabilities, name, version and any unique protocols;

            o description of any and all warehouse management systems, name, version and hardware details; and

            o if applicable, the name, version, hardware and software description of any systems to support a retail environment.

        GUESS may request additional details, at any time, to further understand LICENSEE's business system environment.

        LICENSEE must have internet access and the ability to send and receive data through commonly accepted internet mail formats such as: mime and unencoded.

        Once such information is received, GUESS will consult with LICENSEE regarding the acceptability of current systems and/or requirements for revisions thereto.

        In addition, if LICENSEE will be selling Products to GUESS or any affiliate, LICENSEE must meet the following additional requirements, all of which are subject to change in GUESS's discretion:

1.  Communications
    1.1. Licensee must be able to send/receive documents via EDI in version 4010VICS

         1.1.1. Licensee may contract with a third party provider to act as stand in for document transfers via EDI.

    1.2. Mandatory documents include:

         1.2.1. PO (850)

         1.2.2. Invoice (810)

                                EXHIBIT L (CON'T)
                            SYSTEMS REQUIREMENTS LIST

         1.2.3. ASN (856)
         1.2.4. FA (997)
    1.3. Must use a VAN (Value Added Network) - IBM preferred.
         1.3.1. VAN Trading Partnership is established as a 50/50 payment agreement.
    1.4. Must adhere to the GUESS Mapping Guidelines.

2.  UPC Numbers
    2.1. A Licensee with a Style/Color/Size count of one hundred (100) or greater must have UPC Numbers available to access on QRS Catalog.
    2.2. A Licensee with a Style/Color/Size count of ninety-nine (99) or less may request that GUESS or its affiliate create UPC Numbers for their merchandise.
         2.2.1. GUESS or its affiliate will charge a fee of five dollars ($5.00) per UPC created.

3.  Merchandise Packing & Labeling
    3.1. All shipments must be scan packed to verify the shipments against an existing GUESS PO.
    3.2. All cartons must have a UCC-128 Bar Code label affixed to the outside.
         3.2.1. The UCC-128 Bar Code carton number must be sent within the EDI ASN Document.
         3.2.2. The EDI ASN Document detail must match the contents of the physical carton as to UPC, Style, Color, Size and Units.
    3.3. The merchandise listed on the Carton Packing List must match the contents of the carton and the EDI ASN Document.